As filed with the Securities and Exchange Commission on April 28, 2010

Registration File Nos. 33-79124 and 811-08520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 17	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 20	☒

(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Stewart P. Greene, Esquire	Jeffrey S. Puretz, Esquire
Teachers Insurance and Annuity	Dechert LLP
Association of America	1775 I Street, N.W.
730 Third Avenue	Washington, D.C. 20006-2401
New York, New York 10017-3206

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2010

Individual Flexible-Premium Deferred Variable Annuities funded through

TIAA SEPARATE ACCOUNT VA–1

of Teachers Insurance and Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account. Whether the Teachers Personal Annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2010, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to the website www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Advisors  Teachers Advisors, Inc., the investment adviser to the separate account.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract  The fixed and variable components of the individual, flexible-premium, deferred Teachers Personal Annuity described in this Prospectus.

Contractowner  The person (or persons) who controls all the rights and benefits under a contract.

CREF  The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

IRC  The Internal Revenue Code of 1986, as amended.

Premium  Any amount you invest in the contract.

TIAA Separate Account VA-1 ■ Prospectus	3

Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA  Teachers Insurance and Annuity Association of America.

Valuation Day  Any business day the NYSE is open for trading, plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

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SUMMARY

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract” below).

THE SEPARATE ACCOUNT

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

EXPENSES

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

CONTRACTOWNER TRANSACTION EXPENSES

Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfers to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.15%
Total Annual Expenses(3)	0.75%

(1)	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
(2)

Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets. This voluntary waiver can be discontinued at any time.

(3)

If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other Charges” below).

TIAA Separate Account VA-1 ■ Prospectus	5

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% annual return each year and that expenses remain the same.

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the applicable time period:	$8	$24	$42	$93
If you annuitize at the end of the applicable time period:	$8	$24	$42	$93
If you do not withdraw your entire accumulation:	$8	$24	$42	$93

The table above is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

“Free Look” Right.  Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, TIAA will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to TIAA. In states that do not allow TIAA to refund accumulation value only, TIAA will refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period cannot exceed $10,000. TIAA will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day TIAA receives it. TIAA will send you the refund within seven (7) days after it receives written notice of cancellation and the returned contract. TIAA will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals.  Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must generally be for at least $250 or your entire account balance. All cash withdrawals must generally be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59  1/2.  For more information, see “Income Options” and “Federal Income Taxes” below.

For more information on the features of the separate account’s contract, please see “The Contract” below. For condensed financial information pertaining to the separate account, please see “Condensed Financial Information” below.

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service, Inc. and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.6 million people at approximately 15,000 institutions. As of December 31, 2009, TIAA’s net assets were approximately $199 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $414.6 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

THE SEPARATE ACCOUNT

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the

TIAA Separate Account VA-1 ■ Prospectus	7

separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes” below).

ADDING, CLOSING OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

INVESTMENT OBJECTIVE

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

INVESTMENT MIX

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy.

Although the SIA invests in stocks in the Index, it does not necessarily invest in all 3,000 stocks in the Index. Rather, Advisors approaches full

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replication of the Index to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the Index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

PRINCIPAL RISKS OF INVESTING IN THE SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. Therefore, an investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the SIA may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Index Risk—The risk that the SIA’s performance will not correspond to its benchmark index for any period of time. Although Advisors attempts to use the investment performance of the SIA’s index as a baseline, the SIA’s portfolio may not duplicate the exact composition of its index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the

TIAA Separate Account VA-1 ■ Prospectus	9

costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, Advisors may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of medium-sized and larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

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The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Other investments

The SIA can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The SIA can also make swap arrangements where the return is linked to a recognized stock market index. The SIA would make such investments in order to seek to match the total return of the Index. However, they might not track the return of the Index in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

Options, futures, and other investments

The SIA can buy and sell options (puts and calls) and futures to the extent permitted by the NYID, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures primarily as hedging techniques or for cash management, not for speculation, but use of these instruments involves special considerations and risks nonetheless.

TIAA Separate Account VA-1 ■ Prospectus	11

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell these securities quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans

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will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks, not exceeding 33 1/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

PORTFOLIO TURNOVER

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater

TIAA Separate Account VA-1 ■ Prospectus	13

brokerage commission expenses or other transaction costs borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

MORE ABOUT THE BENCHMARK

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

RUSSELL 3000® INDEX

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization according to the Russell Investment Group. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

Advisors will adjust the SIA’s portfolio to reflect changes in the Index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

VALUATION OF ASSETS

Advisors calculates the value of the assets in the SIA as of the close of every valuation day. Except as noted below, Advisors generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the SIA. If market quotations or values from independent pricing services are not readily available or are not considered reliable, Advisors will value the securities using “fair value,” as determined in good faith using procedures approved by the Management

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Committee. Advisors may also use “fair value” if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the SIA’s accumulation unit value (“AUV”) is calculated. For example, Advisors might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which the SIA’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the SIA’s AUV.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, Advisors may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time.

Advisors’ fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, Advisors may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments purchased by the SIA with remaining maturities of 60 days or less generally are valued using their amortized cost.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

THE ACCOUNT’S INVESTMENT ADVISER

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment

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Management, LLC (“TCIM”), the investment adviser to CREF. As of December 31, 2009, Advisors and TCIM together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The SIA described in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. During the fiscal year ended December 31, 2009, Advisors charged the separate account an annual rate of 0.11% of average daily net assets of the SIA for managing the SIA. This fee increased to 0.15% of average daily net assets effective August 1, 2009.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the most recently publicized Management Committee approval of the Agreement is available in the separate account’s Semi-Annual Report to contractowners for the six-month period ended June 30, 2009. For a free copy, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

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PORTFOLIO MANAGEMENT

The following is information about the persons who are primarily responsible for managing the SIA’s investments, including their relevant experience. The portfolio managers of the SIA may change from time to time.

STOCK INDEX ACCOUNT

			Total Experience (since dates specified below)
Name & Title	Team Role	Experience Over Past Five Years	At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic and international large-, mid-and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic and international large-, mid-and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other funds and accounts they manage, total assets in those funds and accounts and potential conflicts of interest, as well as each portfolio manager’s ownership of securities in the SIA.

THE CONTRACT

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

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ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept money orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two business days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five business days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A NEW CONTRACT

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such

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as your home telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the business day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial premium, send TIAA your application;

2.	Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3.	Specify on the wire or payment:

•	Your name, address and Social Security number(s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

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Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the business day when TIAA received your premium. TIAA may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the business day when it receives your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when TIAA receives all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when TIAA receives proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each

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valuation day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

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TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

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TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

MARKET TIMING

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. Prior to

TIAA Separate Account VA-1 ■ Prospectus	23

August 1, 2009, Advisors had voluntarily agreed to waive 0.23% of that fee, so that the deduction is equivalent to an annual rate of 0.07% of average daily net assets; however, after August 1, 2009, Advisors reduced its waiver to 0.15% of its fee, so that the investment advisory charge is equivalent to an annual rate of 0.15% of average daily net assets.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge to 1.50% of average daily net assets per year.

OTHER CHARGES

No Deductions From Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when the tax is applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA

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will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1% to 3.50% of annuity payments.

BROKERAGE COMMISSIONS AND RELATED TRANSACTION EXPENSES

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

TIAA Separate Account VA-1 ■ Prospectus	25

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have

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not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

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The amount of the death benefit will equal the amount you have accumulated in the separate accounts on the day TIAA receives the beneficiary’s benefit claim.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

28	Prospectus ■ TIAA Separate Account VA-1

Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1.	Cash withdrawals;

2.	Transfers to the fixed account; and

3.	Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on TIAA’s understanding of current federal income tax law under current Internal Revenue Service (“IRS”) interpretations. TIAA cannot guarantee that the law or the IRS’s interpretation will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

TIAA Separate Account VA-1 ■ Prospectus	29

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you would have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

30	Prospectus ■ TIAA Separate Account VA-1

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach 59 1 /2;

(2)	after you die (or after the annuitant dies, if the owner is not an individual);

TIAA Separate Account VA-1 ■ Prospectus	31

(3)	after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

32	Prospectus ■ TIAA Separate Account VA-1

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

RESIDENTS OF PUERTO RICO

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

POSSIBLE CHARGE FOR TIAA’S TAXES

Currently TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above) but TIAA reserves the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that TIAA believes should be attributed to them.

TAX ADVICE

What TIAA tells you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

IMPORTANT TRANSACTION INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

TIAA Separate Account VA-1 ■ Prospectus	33

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The Separate Account.”

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA’s Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or

34	Prospectus ■ TIAA Separate Account VA-1

changes via a written notice satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting Premiums” above).

Telephone and Internet Transactions: You can use TIAA’s Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

TIAA can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available.

Your Voting Rights: When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

TIAA Separate Account VA-1 ■ Prospectus	35

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800 223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding: To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800 233-1200 or write TIAA.

Distribution: The contracts are offered continuously by TPIS and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), which are both registered with the SEC as broker-dealers, are members of the Financial Industry Regulatory Authority (“FINRA”) and are direct or indirect subsidiaries of TIAA. TPIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches TIAA’s home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action they consider material to their respective obligations to the separate account.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Index and is the source and owner of the data contained or reflected in the performance values relating to the Russell Index. The separate account is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not

36	Prospectus ■ TIAA Separate Account VA-1

responsible for and has not reviewed the separate account nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 2000-2009. The condensed financial information for the fiscal years ended December 31, 2009, 2008, 2007, 2006 and 2005 is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. Condensed financial information for fiscal periods ended December 31, 2004 and earlier, is derived from financial statements audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

TIAA Separate Account VA-1 ■ Prospectus	37

CONDENSED FINANCIAL INFORMATION

	Years Ended December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR*
Investment income	$1.413	$1.758	$1.750	$1.568	$1.378	$1.359	$1.041	$0.965	$0.916	$0.966
Expenses	0.452	0.484	0.575	0.584	0.519	0.468	0.310	0.218	0.253	0.301
Net investment income	0.961	1.274	1.175	0.984	0.859	0.891	0.731	0.747	0.663	0.665
Net realized and unrealized gain (loss) on investments	15.456	(37.166)	2.979	10.909	3.222	6.727	15.066	(15.200)	(9.499)	(7.024)
Net change in accumulation unit value	16.417	(35.892)	4.154	11.893	4.081	7.618	15.797	(14.453)	(8.836)	(6.359)

Accumulation unit value:
Beginning of year	59.754	95.646	91.492	79.599	75.518	67.900	52.103	66.556	75.392	81.751
End of year	$76.171	$59.754	$95.646	$91.492	$79.599	$75.518	$67.900	$52.103	$66.556	$75.392

TOTAL RETURN*	27.48%	(37.53)%	4.54%	14.94%	5.40%	11.22%	30.32%	(21.72)%	(11.72)%	(7.78)%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver†	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.76%	—%	—%	—%
Expenses after waiver	0.71%	0.67%	0.67%	0.67%	0.67%	0.67%	0.53%	0.37%	0.37%	0.37%
Net investment income	1.50%	1.58%	1.19%	1.13%	1.12%	1.28%	1.26%	1.27%	0.97%	0.82%

SUPPLEMENTAL DATA
Portfolio turnover rate	6%	7%	6%	7%	6%	5%	4%	5%	10%	21%
Accumulation units outstanding at end of year (in thousands)	8,921	9,488	10,345	10,882	11,598	12,123	12,176	11,801	12,517	13,147
Net assets at end of year (in thousands)	$679,559	$566,938	$989,292	$996,044	$923,201	$915,478	$826,747	$614,853	$833,099	$991,188

*	Based on per accumulation unit data.
†	The ratio of expenses to average net assets before expense waiver was not included as part of the audited Condensed Financial Information until December 31, 2003.

38	Prospectus ■ TIAA Separate Account VA-1

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

B-2	Investment Restrictions

B-3	Investment Policies and Risk Considerations
B-3	Credit Facility
B-3	Temporary Defensive Positions
B-3	Additional Risks Resulting from Recent Market Events and Government Intervention in Financial Markets
B-4	Restricted Securities
B-4	Illiquid Investments
B-4	Preferred Stock
B-4	Options and Futures

B-7	Firm Commitment Agreements and Purchase of “When-Issued” Securities
B-7	Securities Lending
B-7	Repurchase Agreements
B-8	Swap Transactions
B-8	Segregated Accounts
B-8	Investment Companies
B-9	Other Investment Techniques and Opportunities

B-9	Portfolio Turnover

B-9	Valuation of Assets
B-9	Investments for Which Market Quotations are Readily Available
B-9	Equity Securities
B-9	Money Market Instruments
B-9	Options and Futures
B-10	Investments for Which Market Quotations are Not Readily Available

B-10	Disclosure of Portfolio Holdings

B-12	Management of the Separate Account
B-12	The Management Committee
B-13	Disinterested Managers
B-15	Officers
B-17	Equity Ownership of Managers
B-17	Manager and Officer Compensation
B-17	Committees

B-18	Proxy Voting Policies

B-19	Investment Advisory and Related Services
B-19	Investment Advisory Services
B-19	Personal Trading Policy

B-19	Information About the Separate Account’s Portfolio Management
B-19	Structure of Compensation for Portfolio Managers
B-20	Additional Information Regarding Portfolio Managers
B-20	Potential Conflicts of Interest of Advisors and Portfolio Managers

B-21	Administrative Services

B-21	Advisors and TIAA
B-21	Custodian and Fund Accounting Agent
B-21	Independent Registered Public Accounting Firm

B-21	Brokerage Allocation
B-22	Directed Brokerage

B-23	Periodic Reports

B-23	General Matters
B-23	Assignment of Contracts
B-23	Payment to an Estate, Guardian, Trustee, etc.
B-23	Benefits Based on Incorrect Information
B-23	Proof of Survival

B-23	State Regulation

B-23	Legal Matters

B-23	Experts

B-23	Additional Information

B-23	Financial Statements

B-24	Index to TIAA Financial Statements

B-74	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

TIAA Separate Account VA-1 ■ Prospectus	39

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STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible-Premium Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2010 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services: telephone 800 223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS

B-2	Investment Restrictions
B-3	Investment Policies and Risk Considerations
B-3	Credit Facility
B-3	Temporary Defensive Positions
B-3	Additional Risks Resulting from Recent Market Events and Government Intervention in Financial Markets
B-4	Restricted Securities
B-4	Illiquid Investments
B-4	Preferred Stock
B-4	Options and Futures
B-7	Firm Commitment Agreements and Purchase of “When-Issued” Securities
B-7	Securities Lending
B-7	Repurchase Agreements
B-8	Swap Transactions
B-8	Segregated Accounts
B-8	Investment Companies
B-9	Other Investment Techniques and Opportunities
B-9	Portfolio Turnover
B-9	Valuation of Assets
B-9	Investments for which Market Quotations are Readily Available
B-9	Equity Securities
B-9	Money Market Instruments
B-9	Options and Futures
B-10	Investments for which Market Quotations are not Readily Available
B-10	Disclosure of Portfolio Holdings
B-12	Management of the Separate Account
B-12	The Management Committee
B-13	Disinterested Managers
B-15	Officers

B-17	Equity Ownership of Managers
B-17	Manager and Officer Compensation
B-17	Committees
B-18	Proxy Voting Policies
B-19	Investment Advisory and Related Services
B-19	Investment Advisory Services
B-19	Personal Trading Policy
B-19	Information About the Separate Account’s Portfolio Management
B-19	Structure of Compensation for Portfolio Managers
B-20	Additional Information Regarding Portfolio Managers
B-20	Potential Conflicts of Interest of Advisors and Portfolio Managers
B-21	Administrative Services
B-21	Advisors and TIAA
B-21	Custodian and Fund Accounting Agent
B-21	Independent Registered Public Accounting Firm
B-21	Brokerage Allocation
B-22	Directed Brokerage
B-23	Periodic Reports
B-23	General Matters
B-23	Assignment of Contracts
B-23	Payment to an Estate, Guardian, Trustee, etc.
B-23	Benefits Based on Incorrect Information
B-23	Proof of Survival
B-23	State Regulation
B-23	Legal Matters
B-23	Experts
B-23	Additional Information
B-23	Financial Statements
B-24	Index to TIAA Financial Statements
B-74	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”).

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.

The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value

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of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

CREDIT FACILITY

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund, the TIAA-CREF Funds and the TIAA-CREF Life Funds, each of which is managed by Teachers Advisors, Inc., the separate account’s investment adviser (“Advisors”) or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowings by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

TEMPORARY DEFENSIVE POSITIONS

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the SIA’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective.

ADDITIONAL RISKS RESULTING FROM RECENT MARKET EVENTS AND GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank

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of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the separate account invests, or the issuers of such instruments, in ways that are unforeseeable. Recently, legislators, regulatory agencies, the U.S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. Legislation or regulation may also change the way in which the separate accounts itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings.

RESTRICTED SECURITIES

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Management Committee of the separate account has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by the separate account.

ILLIQUID INVESTMENTS

The separate account may invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

PREFERRED STOCK

The separate account can invest in preferred stock consistent with its investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting  rights.

OPTIONS AND FUTURES

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the New York Insurance Department (“NYID”) and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include (1) selling covered call option contracts and purchasing call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

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The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors legally will obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors legally will obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a

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particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the

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Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration or regulation as a commodity pool operator.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the account to some additional risk that the transaction will not be consummated.

When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

SECURITIES LENDING

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and also to certain other financial institutions. All such securities loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYID and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed by Advisors or the securities lending agent to be creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

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Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties Advisors considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

INVESTMENT COMPANIES

Investment Companies. Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies for cash management and other purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. The separate account may also use ETFs gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. The separate account may purchase shares of exchange-traded funds. ETFs generally seek to

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track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchases of ETF shares generally are subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.”

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rates in 2009 and 2008 for the separate account were 6% and 7%, respectively.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost. This valuation method does not factor in unrealized gains or losses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the separate account would receive if it sold the security.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-9

price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of the separate account’s portfolio holdings that are consistent with the best interests of the Account’s contract holders. Separate account’s holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account may disclose its portfolio holdings to all third parties who request it after that period. In addition, Advisors and the separate account may disclose the ten largest holdings of the separate account to third parties ten days after the end of the calendar month.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•

Portfolio holdings in any particular security can be made available to stock exchanges or regulators, and the separate account’s holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•	Portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information provided.

•

Portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account’s portfolio holding information to that third party is:

•	approved by an individual holding the title of Treasurer, Chief Investment Officer, Executive Vice President or above;

•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

On an annual basis, the Management Committee and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisor’s interests and those of the separate account’s contractowners in connection with these disclosures.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, the separate account’s portfolio holdings to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Commercial Financial Press; and Bloomberg L.P. The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website

B-10	Statement of Additional Information ■ TIAA Separate Account VA-1

at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation is received by the separate account, Advisors or their affiliates as part of these arrangements to disclose the portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Also, State Street Bank and Trust Company, as the separate account’s custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the separate account’s assets.

The separate account sends summaries of its portfolio holdings to contractowners semi-annually as part of the separate account’s annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, NY 10164.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-11

MANAGEMENT OF THE SEPARATE ACCOUNT

THE MANAGEMENT COMMITTEE

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee Leadership Structure and Related Matters

The Management Committee is comprised of ten managers, all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent managers). One of the independent managers, Maceo K. Sloan, serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other managers, the separate account’s officers and other management personnel, and counsel to the Independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes six standing committees, each comprised solely of independent managers and chaired by an independent manager, as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and having an independent manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which is comprised of the single portfolio within the separate account, the 8 Accounts within College Retirement Equities Fund (“CREF”), the 47 funds within the TIAA-CREF Funds (“TCF”) (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds) and the 10 Funds within the TIAA-CREF Life Funds (“TCLF”). The same persons who constitute the Management Committee also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the managers is qualified to serve as a manager of the Trust based on a review of the experience, qualifications, attributes or skills of each manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contract owner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or Management Committee experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or Management Committee experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a manager of the separate account and other funds in the TIAA-CREF Fund complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each manager relevant to the Management Committee’s belief that the manager should serve in this capacity is provided in the table below. The table includes, for each manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them in the last five years.

Risk Oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for the separate account and the SIA. The

B-12	Statement of Additional Information ■ TIAA Separate Account VA-1

Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA, and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the separate account’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from TIAA-CREF in connection with the Management Committee’s consideration of the renewal of each of the separate account’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the separate account and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on the separate account’s internal controls and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the separate account, either directly or through the separate account’s officers, other TIAA-CREF personnel or the separate account’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the SIA. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the SIA’s portfolio companies.

DISINTERESTED MANAGERS

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen By Manager	Other Directorships Held by Managers
Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	66	Director and Investment Committee Member, Gulf of Maine Research Institute, The Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; Director, Appalachian Mountain Club; and the Butler Conservancy Fund, Inc. Former Director and Member of the Investment Committee of the Boston Athenaeum.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-13

DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen By Manager	Other Directorships Held by Managers
Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Manager	Indefinite term. Manager since 2007.	Former Vice President (1990–2006) American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl serves as the audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	66	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Manager	Indefinite term. Manager since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser). Dr. Flood has particular experience in investment management, operations and organizational management and development, as well as experience on educational and other non-profit boards.	66	None
Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Manager	Indefinite term. Manager since 2007.	Chief Operating Officer (since 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003–2006); and Executive Vice President (2000–2002), Senior Vice President (1995–2000) and Vice President (1992–1995), Fidelity Investments Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	66	Director, Copper Rock Capital Partners, LLC (investment adviser)
Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	66	None
Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Manager	Indefinite term. Manager since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993–1997). Dr. Jacob has particular experience in education, finance, economics, private wealth management, investment management and related services.	66	Former Director and Chairman of the Investment Committee of Okabena Company (financial services).
Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Manager	Indefinite term. Manager since 2003.

Chief Executive Officer (since 2010), President and Chief Operating Officer of First Eagle Investment Management, LLC (since 2009). Formerly, Principal and Founder BAM Consulting LLC (2003-2009); Independent Consultant for Merrill Lynch (2003-2009); Chairman, Oppenheimer Funds, Inc. (2000–2001), and Chief Executive Officer (1995–2001), President (1991–2000), and Chief Operating Officer (1989–1995) of that firm.

Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.

				66	Director, Prudential plc, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; Governor’s Committee on Scholastic Achievement, William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board, British-American Business Council, Scottish and Newcastle plc (brewer), and Federal Mortgage National Association (Fannie Mae).

B-14	Statement of Additional Information ■ TIAA Separate Account VA-1

DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen By Manager	Other Directorships Held by Managers
James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Manager	Indefinite term. Manager since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (since 2008); Mitsui Professor of Economics (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT). Formerly, Program Director, National Bureau of Economic Research (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development	66	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); The Alfred P. Sloan Foundation; and National Bureau of Economic Research.
Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Management Committee and Manager	Indefinite term as Manager; Chairman for term ending June 30, 2012. Chairman since 2009. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers, Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007). Mr. Sloan has particular experience in investment management, finance and organizational development.	66	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust. Former Director, M&F Bancorp, Inc.
Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Manager	Indefinite term. Manager since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Associate Dean for Research (2001–2002) and Associate Director of Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).

Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.

				66	Governing Council, Independent Directors Council (mutual funds). Former Director, USAA Mutual Funds.

OFFICERS

The table below includes certain information about the officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since 2007.	Executive Vice President of Client Services of TIAA and of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007–2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002–2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Formerly, Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996–2009); Special Advisor to the Chairman for International Derivatives (1995–1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993–1995), Securities and Exchange Commission.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-15

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008); and Chief Compliance Officer of TIAA Separate Account VA-3 (since 2008). Formerly, Chief Compliance Officer of Advisors (2008); Managing Director/Director of Global Compliance, AIG Investments (2000–2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998–2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997–1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994–1997); Staff Attorney, Division of Enforcement, U.S. Securities and Exchange Commission (1988–1994); and Staff Attorney, New York Office of Special Prosecutor (Howard Beach case) (1987-1988).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President	One-year term. Executive Vice President since 1999.	President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1997) of the CREF and TIAA Separate Account VA-1; Executive Vice president, investments, Research Institute & Strategy (since 2009) and Executive Vice President, Head of Asset Management (2006-2009), and Executive Vice President and Chief Investment Officer (2005) of TIAA. Director of Advisors (since 2004), President and Chief Executive Officer of Investment Management and Advisors and Manager of TCIM (since 2004), Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006); Director of TIAA-CREF Life Insurance Company (1997-2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006-2008).
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA (since 2008) and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since 2008). Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006–2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006); and Partner and Associate, McKinsey & Company (1984–1997).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2009.	Treasurer of CREF and TIAA Separate Account VA-1 (since 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Chief Communications Officer of TIAA (since 2009) and Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Executive Vice President, Public Affairs of TIAA (2005-2009); Director of TIAA-CREF Life Insurance Company (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President, Head of Risk Management	One-year term. Executive Vice President, Head of Risk Management since 2009.	Executive Vice President, Head of Risk Management of TIAA and Executive Vice President, Risk Management of Advisors and Investment Management (since 2009), Senior Managing Director Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008-2009), Senior Managing Director of Advisors and Investment Management (2008-2009); Senior Managing Director, Chief Credit Risk Officer (2004-2008) of TIAA. Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005-2006). Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).
William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2008.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Deputy General Counsel and Corporate Secretary, Bank of America (2005–2008); and Deputy General Counsel, Secretary and Chief Governance Officer, The Gillette Company (2000–2005).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources & Corporate Services (since 2007), and Executive Vice President, Human Resources (2005-2007) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life Insurance Company (2003-2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.	Executive Vice President and Chief Institutional Development and Sales Officer (since 2008); Executive Vice President, Strategy, Integration and Policy (2007-2008); Executive Vice President, Strategy, Implementation and Policy (2006-2007), Executive Vice President, Product Management (2005-2006) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2008); Executive Vice President, Strategy Implementation and Policy of TIAA (2006-2008); Manager of TIAA-CREF Redwood, LLC (since 2007); Director of TCT Holdings, Inc. (since 2007); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Executive Vice President, Product Management of TIAA (2000-2005); and President and Chief Executive Officer, Horizon Mercy (1996-2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Product Development and Management (since 2009); Executive Vice President, Institutional Client Services (2006–2009), and Executive Vice President, Product Management (2005-2006) of TIAA, and Executive Vice President of the TIAA Fund Complex (since 2008), Executive Vice President, Institutional Client Services (2006-2008); Director of TCT Holdings, Inc. (since 2007), Executive Vice President of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2008-2009); Se]nior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998-2003) of TIAA and the TIAA-CREF Fund Complex.

B-16	Statement of Additional Information ■ TIAA Separate Account VA-1

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2009. At that time, the separate account’s family of investment companies included TIAA Separate Account VA-1, the TIAA-CREF Life Funds, CREF and the TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds).

DISINTERESTED MANAGERS

Name of Manager	Dollar Range of Equity Securities in the Separate Account	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

MANAGER AND OFFICER COMPENSATION

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager during the fiscal year ended December 31, 2009. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds) each a registered investment company.

DISINTERESTED MANAGERS

Name	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from TIAA-CREF Fund Complex
Forrest Berkley*	$661.21	$257.70	$192,500
Nancy A. Eckl	$764.33	$257.70	$222,500
Eugene Flood, Jr.	$695.59	$257.70	$202,500
Michael A. Forrester	$704.18	$257.70	$205,000
Howell E. Jackson	$755.74	$257.70	$220,000
Nancy L. Jacob	$790.11	$257.70	$230,000
Bridget A. Macaskill	$635.54	$257.70	$185,000
James M. Poterba*	$790.11	$257.70	$230,000
Maceo K. Sloan*	$901.82	$257.70	$262,500
Laura T. Starks	$790.11	$257.70	$230,000
*	This compensation, or a portion of it, was not actually paid based on the prior elections of certain managers to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer managers described below. For the fiscal year ended December 31, 2009, Mr. Berkley deferred $126,000, Mr. Poterba deferred $32,500, and Mr. Sloan deferred $195,500 in total compensation (including interest) earned across the fund complex.

The Management Committee has approved manager compensation at the following currently effective rates: an annual retainer of $100,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $16,000 ($20,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $16,000 ($21,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees or service on that committee. The Managers may also receive special or ad hoc Management Committee fees of $2,500 per meeting. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified Management Committee members.

COMMITTEES

Every year the Management Committee appoints certain standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1)

An Audit and Compliance Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance matters. The Audit and Compliance

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-17

Committee is charged with approving the appointment, compensation, termination and oversight of the work of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)	An Investment Committee, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2009, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2009, the Corporate Governance and Social Responsibility Committee held nine meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent managers, which generally is vested with full Management Committee powers between Management Committee meetings on matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2009, the Executive Committee held one meeting. The current members of the Executive Committee are Mr. Sloan (chair), Prof. Jackson, Dr. Jacob and Ms. Eckl.

(5)	A Nominating and Governance Committee, consisting solely of independent managers, which assists the Board in addressing internal governance issues of the Trust, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as managers and reviewing the qualification and independence of managers, conducting evaluations of the managers and of the Board and its committees, and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended December 31, 2009, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)	An Operations Committee, consisting solely of independent managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2009, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee-approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals (related to corporate governance and social issues) are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and

B-18	Statement of Additional Information ■ TIAA Separate Account VA-1

sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors proxy voting professionals, or trustees or senior executives of Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a trustee or senior executive of Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account during the twelve-month period ended June 30, 2010 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve-month period ended June 30, 2010 will become available in August 2010.

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2009, 2008 and 2007, the separate account paid investment advisory fees of $624,701, $559,664 and $714,234, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2009, 2008 and 2007, of $1,743,839, $2,398,269 and $2,346,396, respectively.

PERSONAL TRADING POLICY

The separate account and TPIS have adopted a code of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. This code governs the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the code. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

Portfolio managers of the separate account receive 100% of their long-term compensation awards in TIAA-CREF Long-Term Performance Plan units.

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark (which for the SIA is the Russell 3000® Index). See the separate account’s Prospectus for more information regarding the SIA’s benchmark index. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-19

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2009.

STOCK INDEX ACCOUNT

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Philip James (Jim) Campagna, CFA	11	0	$25,645	$0	$0
Anne Sapp, CFA	11	0	$25,645	$0	$0

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made by Advisors for the separate account may differ from, and may conflict with, investment decisions made by its affiliated investment adviser, TIAA-CREF Investment Management LLC (“Investment Management”) for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Advisor account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such securities could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where proprietary or client accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and proprietary or client accounts and orders of clients accounts managed by Investment Management, in each case consistent with Advisor’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participat-

ing accounts, Advisors may be perceived as causing one client account, such as the separate account, to participate in an aggregated transaction in order to increase Advisor’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each client account, including the separate account , fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisor’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that client accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

B-20	Statement of Additional Information ■ TIAA Separate Account VA-1

Advisors procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the separate account, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage and Advisors practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors’ affiliate, Investment Management, for managing certain other clients is based on cost. Currently no client pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2009, 2008 and 2007, administrative expenses incurred were $1,162,489, $1,599,961 and $2,040,296, respectively.

ADVISORS AND TIAA

The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion orga-

nization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.6 million people at approximately 15,000 institutions. As of December 31, 2009, TIAA’s net assets were approximately $199 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $414.6 billion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management. Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODIAN AND FUND ACCOUNTING AGENT

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December  31, 2009.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Funds or any other investment company or account whose assets Advisors may be managing. In that event, allocation of the

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-21

securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account’s portfolio or the portfolios of other clients.

The aggregate amount of brokerage commissions paid by the separate account during 2009, 2008 and 2007 was $13,501, $21,008 and $6,129, respectively. The decrease in brokerage commissions for the separate account in 2009 (from $21,008 in 2008 to $13,501 in 2009) was primarily the result of decrease portfolio turnover during 2009.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with broker-dealers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and the Funds.

Research or services obtained for the separate account may be used by Advisors in managing other clients accounts. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the separate account also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of Advisors to the separate account.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2009. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Investment Portfolio	Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$5,345

The aggregate amount of brokerage commissions paid by the separate account for the fiscal years ending December 31, 2007, 2008 and 2009 was as follows:

	2007	2008	2009
Stock Index Account	$6,129	$21,008	$14,272

During 2009, the separate account acquired securities of certain of its regular brokers or dealers or their parent companies. These entities and the value of the securities of these entities held by the separate account as of December 31, 2009, are set forth in the table below if the issuer of the securities derived more than 15% of its total income from securities-related activities during its most recent fiscal year:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Account	Broker	Parent	Holdings (US$)
Stock Index Account	JPMorgan Chase & Co	JPMorgan Chase & Co	$8,863,250.67
	Bank of America Corp	Bank Of America Corp	$7,370,876.04
	Wells Fargo & Co	Wells Fargo & Co	$7,259,095.45
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$4,823,589.96
	Citigroup Inc	Citigroup Inc	$2,846,106.81
	Morgan Stanley	Morgan Stanley	$2,276,240.00
	State Street Corp	State Street Corp	$1,226,783.04
	Schwab (Charles) Corp	Schwab (Charles) Corp	$1,018,274.92
	BB&T Corp	BB&T Corp	$981,286.23
	Fifth Third Bancorp	Fifth Third Bancorp	$437,014.50
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	$281,940.24
	Lazard Ltd-CL A	Lazard Ltd-CL A	$169,194.32
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	$160,580.91
	Raymond James Financial Inc	Raymond James Financial Inc	$133,825.10
	Stifel Financial Corp	Stifel Financial Corp	$89,096.96
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	$82,451.60
	Popular Inc	Popular Inc	$77,823.10
	Piper Jaffray Cos	Piper Jaffray Cos	$58,353.33
	Investment Technology Group	Investment Technology Group	$52,047.40
	KBW Inc	KBW Inc	$51,464.16
	MF Global Holdings Ltd	MF Global Holdings Ltd	$38,920.00
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	$29,243.85
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	$16,256.70
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	$13,420.88
	Labranche & Co Inc	Labranche & Co Inc	$9,840.60
	FBR Capital Markets Corp	FBR Capital Markets Corp	$9,134.04
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	$4,997.16

The separate account did not acquire any securities of its regular broker-dealers based on entities acting as principal during 2009.

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of

B-22	Statement of Additional Information ■ TIAA Separate Account VA-1

contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”), as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Super-

intendent both quarterly and annual statements on forms promulgated by the NYID. The separate account’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jonathan Feigelson, Senior Vice President and General Counsel of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

EXPERTS

The statement of assets and liabilities of the TIAA Separate Account VA-1 as of December 31, 2009, and the related statements of operations and of changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, included in the separate account’s annual report to contractowners, which is incorporated by reference in this Statement of Additional Information, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-23

INDEX TO TIAA FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory–Basis Financial Statements:
December 31, 2009
B-25	Report of Management Responsibility
B-26	Report of Independent Auditors
B-27	Statutory–Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-28	Statutory–Basis Statements of Operations
B-29	Statutory–Basis Statements of Changes in Capital and Contingency Reserves
B-30	Statutory–Basis Statements of Cash Flow
B-31	Notes to Statutory–Basis Financial Statements

B-24	Statement of Additional Information ■ TIAA Separate Account VA-1

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2010

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process affected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2009, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2009, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2009, 2008 and 2007. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-25

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes—Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities. This statement superceded Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, which was previously adopted by the Company on January 1, 2008.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 12, 2010

B-26	Statement of Additional Information ■ TIAA Separate Account VA-1

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2009	2008

ADMITTED ASSETS
Bonds	$152,406	$135,680
Mortgage loans	18,135	19,668
Real estate	1,586	1,645
Preferred stocks	133	3,216
Common stocks	3,137	3,017
Other long-term investments	11,985	10,675
Cash, cash equivalents and short-term investments	528	5,553
Investment income due and accrued	1,674	1,522
Separate account assets	9,338	12,473
Net deferred federal income tax asset	2,432	1,381
Other assets	374	407
Total admitted assets	$201,728	$195,237

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$164,526	$159,649
Dividends due to policyholders	1,717	2,341
Federal income taxes	70	10
Asset valuation reserve	606	332
Interest maintenance reserve	324	502
Separate account liabilities	8,426	12,319
Borrowed money	939	—
Other liabilities	2,276	2,330
Total liabilities	178,884	177,483

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	—
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	20,030	17,751
Change in accounting principle (Adoption of SSAP 10R)	811	—
Total capital and contingency reserves	22,844	17,754
Total liabilities, capital and contingency reserves	$201,728	$195,237

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-27

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2009	2008	2007

REVENUES
Insurance and annuity premiums and other considerations	$11,527	$14,827	$10,420
Annuity dividend additions	1,325	2,725	2,495
Net investment income	10,340	10,559	10,828
Other revenue	124	161	159
Total revenues	$23,316	$28,272	$23,902

BENEFITS AND EXPENSES
Policy and contract benefits	$11,175	$13,625	$10,133
Dividends to policyholders	2,646	4,574	4,578
Increase in policy and contract reserves	6,994	11,900	4,820
Net operating expenses	808	831	730
Net transfers (from) to separate accounts	(1,289)	(4,229)	1,511
Other benefits and expenses	166	141	198
Total benefits and expenses	$20,500	$26,842	$21,970

Income before federal income taxes and net realized capital losses	$2,816	$1,430	$1,932
Federal income tax (benefit) expense	(58)	(45)	348
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(3,326)	(4,451)	(137)
Net (loss) income	$(452)	$(2,976)	$1,447

B-28	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory–basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-In Capital	Contingency Reserves	Total
Balance, December 31, 2006	$3	$16,347	$16,350
Net income		1,447	1,447
Net unrealized capital gains on investments		865	865
Change in asset valuation reserve		(698)	(698)
Change in net deferred income tax		57	57
Change in non-admitted assets:
Deferred federal income tax asset		55	55
Other assets		(235)	(235)
Other, net		4	4
Balance, December 31, 2007	$3	$17,842	$17,845

Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in value of investments in separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-29

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2009	2008	2007

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$11,527	$14,827	$10,420
Net investment income	10,073	10,606	10,789
Miscellaneous income	122	162	159
Total Receipts	21,722	25,595	21,368
Policy and contract benefits	11,401	13,533	10,100
Operating expenses	957	979	708
Dividends paid to policyholders	1,789	1,928	1,892
Federal income tax benefit	(119)	(91)	(10)
Net transfers (from) to separate accounts	(243)	(4,050)	1,505
Total Disbursements	13,785	12,299	14,195
Net cash from operations	7,937	13,296	7,173

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	17,247	13,238	11,663
Stocks	1,085	2,092	3,326
Mortgage loans and real estate	2,440	2,805	5,556
Other invested assets	778	1,981	2,576
Miscellaneous proceeds	79	(27)	47
Cost of investments acquired:
Bonds	32,719	20,367	21,599
Stocks	1,261	1,062	3,120
Mortgage loans and real estate	1,193	2,390	2,412
Other invested assets	2,075	4,587	4,846
Miscellaneous applications	214	222	163
Net cash used for investments	(15,833)	(8,539)	(8,972)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	2,000	—	—
Borrowed money	939	(952)	952
Net deposits on deposit-type contracts funds	54	32	12
Other cash (applied) provided	(122)	113	(26)
Net cash used by financing and other	2,871	(807)	938
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(5,025)	3,950	(861)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	5,553	1,603	2,464
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$528	$5,553	$1,603

B-30	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA   ■   DECEMBER 31, 2009

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York created for the purpose of holding the stock of TIAA. The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2009	2008	2007
Net (Loss) Income, New York SAP	$(452)	$(3,283)	$1,429
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	1,244	—
Additional Reserves for:
Term Conversions	2	2	—
Deferred and Payout Annuities issued after 2000	(312)	424	490
Net (Loss) Income, NAIC SAP	$(762)	$(1,613)	$1,919

Capital and Contingency Reserves, New York SAP	$22,844	$17,754	$17,827
New York SAP Prescribed Practices:
Goodwill/Intangible Asset Limitation	16	20	28
Additional Reserves for:
Term Conversions	13	11	9
Deferred and Payout Annuities issued after 2000	3,497	3,809	3,385
Capital and Contingency Reserves, NAIC SAP	$26,370	$21,594	$21,249

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2009	2008	2007
Net (Loss) Income—New York SAP—as filed with Department	$(452)	$(3,283)	$1,429
Adjustment to Current Federal Income Taxes	—	—	18
Treatment of Guarantee of Subsidiary Debt	—	307	—
Net (Loss) Income—Audited Financial Statement	$(452)	$(2,976)	$1,447

	2009	2008	2007
Capital and Contingency Reserves—New York SAP—as filed with Department	$22,844	$17,754	$17,827
Adjustment to Current Federal Income Taxes	—	—	18
Capital and Contingency Reserves—Audited Financial Statement	$22,844	$17,754	$17,845

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•

The Asset Valuation Reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred for securities designated as trading and are reported as a component of equity for securities designated available for sale;

•

The Interest Maintenance Reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-31

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

•	Surplus notes are reported as liabilities rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities are recorded as OTTI through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•

Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item when hedge accounting is applied. Declines in fair value are recorded through earnings. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication (synthetic asset) transactions (“RSAT”) are not recognized;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The Company assumes that the effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Corporate bonds are stated at amortized cost using the current effective interest method. Corporate bonds that are held for sale or rated NAIC 6 or non-agency RMBS determined by the NAIC guidelines are held are stated at the lower of amortized cost or fair value. For other-than-temporary impairments, the cost basis of a corporate bond is written down as a realized loss to fair value.

Included within bonds are loan-backed and structured securities. For these securities, estimated future cash flows and expected repayment schedules are used to calculate income including amortization for loan-backed and structured securities on the prospective method. Loan-backed and structured securities not in default are stated at amortized cost. Loan-backed and structured securities held for sale or rated NAIC 6 or non-agency RMBS determined by the NAIC guidelines are held at the lower of amortized cost or fair value. The carrying value of loan-backed and structured securities in default is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value otherwise such securities are carried at the lower of carrying or fair value.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and

B-32	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, and are stated at amortized cost.

Policy Loans: Policy loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has es-

tablished to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a Replication Synthetic Asset Transaction is carried at unamortized premiums received or paid, adjusted for any impairments. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $418 million and $305 million at December 31, 2009 and 2008, respectively. The non-admitted portion of the DFIT asset was $13,522 million and $14,671 million at December 31, 2009 and 2008, respectively. Other non-admitted assets were $684 million and $318 million at December 31, 2009 and 2008, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment which qualify for capitalization are depreciated over the lesser of its useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of its useful life or 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $440 million and $340 million at December 31, 2009 and 2008, respectively. Related depreciation expenses allocated to TIAA were $37 million, $38 million and $35 million in 2009, 2008 and 2007, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $396 million and $346 million at December 31, 2009, and 2008, respectively. Related depreciation expenses allocated to TIAA was $56 million, $19 million and $14 million in 2009, 2008 and 2007, respectively.

Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred with acquiring new business are charged to operations as incurred. Amounts received or paid under contracts, which do not contain any life contingencies, are recorded as an adjustment to the liability for deposit-type funds and not reflected in the Statutory-Basis Statements of Operations.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-33

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Policy and Contract Reserves: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will henceforth be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP other-than-temporary impairment (“OTTI”) guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a $219 million increase in surplus as an adjustment as of July 1, 2009 and is recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows. Declines in fair value related to non-credit declines are not recognized in earnings and require disclosure only if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, is effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement is accounted for as a change in accounting principle. The adoption of SSAP No. 10R resulted in an additional $811 million of admitted deferred tax assets recognized as of December 31, 2009. A recommendation by the NAIC on the appropriate determination for admitting deferred tax assets for reporting periods after December 31, 2010 will be made at a later date.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the other-than-temporary impairment. The discount or reduced premium associated with the other-than-temporary impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required.

For reporting periods ending on or after December 31, 2007, SSAP No. 97—Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities (“SCA”). SSAP No. 97 clarified the basis that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96—Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must

B-34	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

The NAIC issued modifications to allow multiple market based valuations to be utilized as an alternative to published SVO unit prices. The Company adopted this guidance effective December 31, 2008.

The NAIC issued additional disclosure requirements for credit derivatives, amendments to SSAP No. 86—Accounting for Derivatives Instruments and Hedging Activities and SSAP No. 5—Liabilities, Contingencies and Impairments of Assets. The Company adopted this guidance effective December 31, 2008.

Note 3—long-term bonds, preferred stocks, and common stocks

The carrying value, amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2009 are shown below (in millions):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	2,623	375	(13)	2,985
States, Territories and Possessions	278	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	420	28	(7)	441
Industrial and Miscellaneous	95,589	95,717	4,473	(9,748)	90,442
Hybrids	3,075	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	1,427	29	(48)	1,408
Total Bonds	152,406	152,534	7,156	(10,570)	149,120
Preferred Stocks	133	158	10	(42)	126
Common Stocks Unaffiliated	905	724	209	(28)	905
Common Stocks Affiliated*	2,232	2,278	329	(339)	2,268
Total Bonds and Stocks	$155,676	$155,694	$7,704	$(10,979)	$152,419

*	Also reported in Note 6 Subsidiaries and Affiliates.

As of January 1, 2009, $2,736 million of hybrid preferred stocks were transferred to the bond portfolio from the preferred stock portfolio due to change in the NAIC requirements for the classification of securities.

The carrying value, amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks,

and common stocks at December 31, 2008 are shown below (in millions):

			Gross Unrealized
	Carrying Value	Amortized Cost	Gains	Losses	Estimated Fair Value
Bonds:
U.S. Governments	$5,887	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	1,597	54	(100)	1,551
States, Territories and Possessions	1,346	1,346	255	(62)	1,539
Political Subdivisions of States, Territories, and Possessions	—	—	—	—	—
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	30,625	30,625	1,296	(88)	31,833
Public Utilities	8,503	8,503	267	(615)	8,155
Industrial and Miscellaneous	87,722	87,761	1,072	(20,137)	68,696
Total Bonds	135,680	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,216	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	855	937	43	(125)	855
Common Stocks Affiliated*	2,162	1,895	1,543	(27)	3,411
Total Bonds and Stocks	$141,913	$141,772	$5,808	$(22,251)	$125,329

*	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The Company writes down securities that it deems to have an other than temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-35

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

B-36	Statement of Additional Information ■ TIAA Separate Account VA-1

Unrealized Losses on Bonds, Preferred Stocks and Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
Corporate bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Common stocks	746	(310)	436	112	(57)	55
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$18,343	$(880)	$17,463	$40,045	$(10,099)	$29,946

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Loan-backed and structured bonds	$11,764	$(2,350)	$9,414	$26,305	$(12,876)	$13,428
Corporate bonds	25,299	(2,512)	22,787	17,487	(3,271)	14,217
Total bonds	$37,063	$(4,862)	$32,201	$43,792	$(16,147)	$27,645
Preferred stocks	1,500	(517)	983	1,333	(573)	760
Common stocks	960	(152)	808	—	—	—
Total bonds and stocks	$39,523	$(5,531)	$33,992	$45,125	$(16,720)	$28,405

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2008, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in commercial mortgage-backed securities (20%), finance (16%) and residential mortgage-backed securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2008, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%) and residential mortgage-backed securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bond, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and Asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2009			December 31, 2008
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$1,324	0.9%	$1,398	$2,103	1.5%	$2,102
Due after one year through five years	26,454	17.4	28,019	14,903	11.0	14,393
Due after five years through ten years	24,089	15.8	25,366	23,759	17.5	21,474
Due after ten years	29,898	19.6	30,807	26,961	19.9	26,847
Subtotal	81,765	53.7	85,590	67,726	49.9	64,816
Residential mortgage-backed securities	43,905	28.8	43,587	39,512	29.1	38,048
Commercial mortgage-backed securities	18,453	12.1	12,731	21,595	15.9	10,981
Asset-backed securities	8,283	5.4	7,212	6,847	5.1	5,057
Subtotal	70,641	46.3	63,530	67,954	50.1	54,086
Total	$152,406	100.0%	$149,120	$135,680	100.0%	$118,902

continued

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.2 billion. Sub-prime securities of approximately $2.6 billion or 81% were rated investment grade (NAIC 1 and 2). Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

The following table presents the Company’s carrying value and estimated fair value for commercial mortgage-backed securities portfolio (“CMBS”) (in millions):

	December 31, 2009		December 31, 2008
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$12,754	$10,523	$18,736	$10,029
2	3,287	1,422	2,075	621
3	1,280	415	375	130
4	927	299	276	112
5	193	59	96	51
6	12	13	37	38
Total	$18,453	$12,731	$21,595	$10,981

With respect to the CMBS in the above table, approximately 87% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the majority of the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are investments with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2009	2008
Due in one year or less	$1	$24
Due after one year through five years	22	162
Due after five years through ten years	9	184
Due after ten years	—	261
Subtotal	32	631
Residential mortgage-backed securities	8	68
Commercial mortgage-backed securities	12	38
Asset-backed securities	6	107
Total	$58	$844

Bond Credit Quality and Diversification: The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2009	2008
Residential mortgage-backed securities	28.8%	29.1%
Commercial mortgage-backed securities	12.1	15.9
Government	10.8	6.4
Manufacturing	8.5	8.5
Finance and financial services	8.1	8.0
Public utilities	7.9	7.4
Asset-backed securities	5.4	5.1
Oil and gas	4.8	4.5
Communications	3.4	3.5
Services	2.7	2.6
Retail and wholesale trade	2.3	2.2
Real estate investment trusts	1.8	2.4
Transportation	1.2	1.2
Mining	1.1	1.2
Revenue and special obligations	1.1	2.0
Total	100.0%	100.0%

At December 31, 2009 and 2008, 92.8% and 95.1%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

Troubled Debt Restructuring: During 2009 and 2008, the Company acquired bonds and stocks through troubled debt restructurings with carrying values aggregating $29 million and $19 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2009 and 2008, the Company also acquired bonds and stocks through exchanges with carrying values aggregating $1,564 million and $877 million, of which approximately $0.3 million and $1 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value.

During 2009 and 2008, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $14 million and $18 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees, as required by law.

For the years ended December 31, 2009 and 2008, the carrying amount of restricted common stock was $34 million for both periods. For the same periods, the carrying amount of restricted preferred stock was $14 million and $10 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

For the years ended December 31, 2009 and 2008, the carrying amount of bonds and stocks denominated in a foreign currency

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-37

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

was $3,160 million and $3,408 million, respectively. Bonds that totaled $1,221 million and $1,506 million at December 31, 2009 and 2008, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

LOAN-BACKED SECURITIES

The Company primarily uses third party pricing vendors and to a lesser extent broker quotes in determining the fair value of it loan-backed and structured securities.

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from the 3, 6 or 12 month experience for a particular transaction and vary by security type and vintage.

The following table represents the top ten exposures (excluding agency-backed securities) of loan-backed and structured securities as of December 31, 2009 (in millions).

Description	Carrying Value	Estimated Fair Value
DCENT 2009-A1	$200	$201
WFMBS 2007-11	186	124
CSMC 2007-C2	155	79
CHAIT 2005-A6	150	148
CNHMT 2009-1A	150	150
MLMT 2007-C1	145	109
MSC 2003-1Q6	140	111
DCENT 2007-A1	139	147
GSMS 2003-C1	137	133
MSC 2007-HQ12	135	88
Total	$1,537	$1,290

At December 31, 2008, the Company changed from the retrospective to the prospective method due to negative yields on securities totaling $184 million carrying value.

The following table represents OTTI on loaned-backed and structured securities with the intent to sell and/or the lack of intent to retain or inability to hold for each quarter (in millions).

	1	2		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability or lack of intent to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

	1	2		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability or lack of intent to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability or lack of intent to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

The Company did not recognize any OTTI on securities for which it lacked the intent and/or ability to retain.

At December 31, 2009, the Company held loan-backed and structured securities with a recognized other-than-temporary impairment where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

During 2009 the Company sold loan-backed and structured securities with a realized gain of $102 million.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2009 ranged from 4.00% to 8.00% and from 5.94% to 8.43% for 2008.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2009 and the coupon rate for mezzanine real estate loans acquired during 2008 ranged from 5.83% to 6.96%.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 95% and 80% for commercial loans (includes mezzanine loans) for the years ended December 31, 2009 and 2008, respectively.

For the years ended December 31, 2009 and 2008, the carrying value of mezzanine real estate loans was $637 million and $784 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with impaired values at December 31, 2009 and 2008 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table

B-38	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2009	2008	2007
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	$572	$259	$164
Related write-downs for other-than-temporary impairments	$(91)	$(209)	$(9)
Average investments in impaired mortgage loans	$361	$185	$746
Interest income recognized on impaired mortgage loans during the period	$31	$14	$40
Interest income recognized on a cash basis during the period	$35	$14	$50

	2009	2008	2007
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	333	—	—
Direct write-downs charges against the allowance	(64)	—	—
Recoveries of amounts previously added to surplus	(269)	—	—
Balance at the end of the period	$—	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$6,396	35.3%	$7,084	36.0%
Office buildings	6,050	33.3	6,312	32.1
Industrial buildings	2,791	15.4	3,390	17.3
Apartments	1,378	7.6	1,438	7.3
Hotel	505	2.8	513	2.6
Land	385	2.1	120	0.6
Mixed use	363	2.0	672	3.4
Other	267	1.5	139	0.7
Total	$18,135	100.0%	$19,668	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$4,908	27.1%	$5,602	28.4%
South Atlantic	4,447	24.5	4,628	23.5
Middle Atlantic	2,576	14.2	2,514	12.8
North Central	2,168	12.0	2,570	13.1
South Central	2,070	11.4	2,252	11.4
New England	742	4.0	755	3.8
Mountain	687	3.8	783	4.0
Other	537	3.0	564	3.0
Total	$18,135	100.0%	$19,668	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in foreign countries, primarily in Canada.

At December 31, 2009 and 2008, approximately 21.3% and 23.7% of the mortgage loan portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,800	9.9%	$1,625	8.2%
Due after one year through five years	7,462	41.2	7,704	39.2
Due after five years through ten years	8,111	44.7	9,399	47.8
Due after ten years	762	4.2	940	4.8
Total	$18,135	100.0%	$19,668	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2009 or 2008. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2009 or 2008.

During 2009 and 2008, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2009 or 2008.

Mortgage loans that totaled $14 million and $180 million at December 31, 2009 and 2008, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For the years ended December 31, 2009 and 2008, the carrying value of mortgage loans denominated in foreign currency was $453 million and $507 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. TIAA assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. TIAA evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development. Other-than-temporary impairments for real estate investments for the years ended December 31, 2009, 2008 and 2007 were $52 million, $23 million and $0, respectively and these amounts are included in the impairment table in Note 9. At December 31, 2009 and 2008, TIAA’s directly owned real estate investments of $1,586 million and $1,645 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $128 million and $160 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$957	60.4%	$1,033	62.8%
Industrial buildings	289	18.2	257	15.6
Mixed-use projects	177	11.2	182	11.0
Apartments	105	6.6	107	6.5
Land under development	43	2.7	51	3.1
Retail	13	0.8	13	0.8
Land	2	0.1	2	0.2
Total	$1,586	100.0%	$1,645	100.0%

	Directly Owned Real Estate by Geographic Distribution
	December 31, 2009		December 31, 2008
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$608	38.3%	$622	37.8%
North Central	284	17.9	291	17.7
Middle Atlantic	193	12.2	233	14.2
Pacific	177	11.2	209	12.7
South Central	154	9.7	133	8.0
Other	135	8.5	124	7.6
Mountain	35	2.2	33	2.0
Total	$1,586	100.0%	$1,645	100.0%

At December 31, 2009 and 2008, approximately 18.7% and 18.4% of the real estate portfolio, respectively, were invested in Florida and was included in the South Atlantic region shown above.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2009, 2008 and 2007, was $61 million, $60 million and $53 million, respectively. The amount of accumulated depreciation at December 31, 2009, 2008 and 2007 was $422 million, $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2009 or 2008.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., WRC Properties, Inc., Mansilla Participacoes LTDA, Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2009	2008	2007
Net carrying value	$4,671	$4,456	$4,550
Other than temporary impairment	$138	$5	$9
Net investment income (distributed from investment subs and aff.)	$36	$82	$132
Amounts due from (to) subsidiaries and affiliates	$1	$(31)	$2

The 2009 other than temporary impairments relate to a decline in equity value of subsidiaries for which the carrying value is not expected to recover and impaired real estate investments that were written down to fair value.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I

B-40	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

(“TCAM”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, TIAA Global Public Investments, LLC, Oleum Holding Company, LLC, and Active Extension Funds I, II and III which are also wholly-owned subsidiaries of TIAA (in millions):

	2009	2008	2007
Net carrying value	$1,213	$480	$810
Other than temporary impairment	$27	$141	$56
Net investment income (distributed from investment subs and aff.)	$—	$—	$—
Amounts due from subsidiaries and affiliates	$45	$37	$121

The 2009 other than temporary impairments relate to a decline in equity value of subsidiaries for which the carrying value is not expected to recover.

TIAA discloses the contingencies and guarantees of TGM, TCAM and TIAA-CREF Life in Note 21.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

The financial statements of these subsidiaries are not audited and TIAA has limited the value of these subsidiaries to the value contained in the financials of the underlying investments which will be audited, including adjustments required by SSAP No. 97, of SCA entities and/or non-SCA SSAP No. 48 valued in accordance with paragraphs 17 through 20 of SSAP No. 97. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Included in the above tables, the Company holds investments in six indirect non-insurance holding companies, or subsidiaries which are valued by the Company. The following table summarizes the Company’s carrying value in each subsidiary as of December 31, 2009 and 2008 (in millions):

Subsidiary	2009	2008
Mansilla Participacoes LTDA	$382.6	$256.2
TIAA Private Equity Alpha, LLC	112.6	84.0
TIAA European Funding Trust	42.1	40.5
Occator Agricultural Properties, LLC	35.3	—
730 Texas Forest Holdings Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	—
Total	$573.9	$381.6

As of December 31, 2009 and 2008, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $457 million and $468 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2009	2008
Unaffiliated Other Invested Assets	$6,850	$6,417
Affiliated Other Invested Assets	4,004	3,044
Contract Loans	930	908
Other Long-Term Assets	201	306
Total other long-term investments	$11,985	$10,675

As of December 31, 2009, unaffiliated other invested assets of $6,850 million consist primarily of private equity funds of which $5,604 million invest in securities and $1,035 million invest in real estate related holdings. The remaining $211 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million represents investment subsidiaries totaling $2,811 million of which $1,514 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holding and $248 million represents investments in securities related holdings. The remaining $1,193 million of affiliated other invested assets represents operating subsidiaries and affiliates. Other long-term assets of $201 million in the table above consist primarily of $184 million in derivatives.

As of December 31, 2008 unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $1,195 million represents investments in agriculture and timber related holdings, $1,155 million represents investments in real estate related holdings and $255 million represents investments in securities. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and affiliates. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2009, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $1,005 million, $552 million and $42 million, respectively.

For the years ended December 31, 2009 and 2008, other long-term investments denominated in foreign currency were $1,282 million and $1,411 million, respectively.

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have 2 remaining tax credit years with a required holding period of 15 years. During 2009, the Company recognized $12 million of other-than-temporary impairments as a result of designating LIHTC investments as available for sale. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 8—commitments

The outstanding obligation for future investments at December 31, 2009, is shown below by asset category (in millions):

	2010	2011	In later years	Total Commitments
Bonds	$387	$173	$116	$676
Mortgage loans	66	40	2	108
Real estate	5	1	—	6
Stocks	101	65	60	226
Other long-term investments	1,478	1,032	2,668	5,178
Total	$2,037	$1,311	$2,846	$6,194

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; the Company committed 130.0 million Euros which is approximately $186.4 million (in U.S. dollars) to Development Fund I and 100.0 million Euros which is approximately $143.3 million (in U.S. dollars) to Development Fund II as of December 31, 2009. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$8,956	$8,232	$7,901
Mortgage loans	1,204	1,290	1,481
Real estate	272	285	246
Stocks	55	347	512
Other long-term investments	177	692	918
Cash, cash equivalents and short-term investments	28	95	90
Other	—	9	5
Total gross investment income	10,692	10,950	11,153
Less investment expenses	(420)	(451)	(448)
Net investment income before amortization of net IMR gains	10,272	10,499	10,705
Plus amortization of net IMR gains	68	60	123
Net investment income	$10,340	$10,559	$10,828

Due and accrued income excluded from net investment income is as follows: Bonds and Preferred stocks in default; Common stock affiliated related to real estate with rents over 90 days past due; Mortgage loans with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years 2009, 2008 and 2007.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2009 (in millions):

	2010	2011	2012	2013	2014	Thereafter	Total
Future rental income	$145	$130	$111	$91	$70	$177	$724

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$(1,913)	$(2,822)	$(74)
Mortgage loans	(318)	(181)	7
Real estate	(43)	20	2
Stocks	(90)	(929)	77
Other long-term investments	(1,086)	(546)	56
Cash, cash equivalents and short-term investments	15	(33)	5
Total before capital gains taxes and transfers to the IMR	(3,435)	(4,491)	73
Transfers to the IMR	109	41	(44)
Capital gains taxes	—	—	(166)
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(3,326)	$(4,450)	$(137)

Write-downs of investments resulting from other-than-temporary impairments, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2009	2008	2007
Other-than-temporary impairments:
Bonds	$2,249	$2,467	$339
Mortgage loans	336	211	49
Real estate	52	23	—
Stocks	146	890	100
Other long-term investments	1,005	552	42
Total	$3,788	$4,143	$530

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Due and accrued income, which is deemed collectible, will be admitted in an amount not exceeding the value of the property (less taxes) over the unpaid principal balance of the loan. Any loans in default more than eighteen months will have all due and accrued income non-admitted.

B-42	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2009, 2008 and 2007 were $5,639 million, $5,099 million and $4,840 million, respectively. Net gains of $658 million, $216 million and $333 million and net losses, excluding impairments considered to be other-than-temporary, of $322 million, $571 million and $68 million were realized during 2009, 2008 and 2007, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. However, in isolated cases management may sell and repurchase securities that meet the definition. As of December 31, 2009 and 2008, TIAA’s wash sales which meet the definition totaled $9 million and $20 million respectively, which is less than 1% of the total bond portfolio.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Bonds	$86	$(483)	$299
Mortgage loans	66	(172)	95
Stocks	(16)	(633)	92
Other long-term investments	778	(1,474)	379
Cash, cash equivalents and short-term investments	(4)	5	—
Total	$910	$(2,757)	$865

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2009 or 2008. Advisors, an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending December 31, 2007. There were no delinquencies or credit losses at December 31, 2009, 2008 and 2007, respectively.

The sensitivity analysis represents changes in the fair value of the securitized assets. The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$74	$69	(a)	$(1)	$(2)
2001	Bonds	$188	$188	(b)	$(3)	$(6)
2002	Bonds	$2	$2	(c)	$—	$(1)
2007	Mortgages	$32	$6	(d)	$(1)	$(1)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2009 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.71% to 11.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 1.20% to 193.82% (weighted average rate of 11.68%). To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based on a broker valuation mark. The valuation level implied a yield rate of 77.06% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 35.76% to 91.16% (weighted average rate of 59.46%). To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASU 820, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2009 and December 31, 2008 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2009		December 31, 2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Public bonds	116,842	115,143	100,695	91,019
Private bonds	35,564	33,977	34,985	27,883
Total bonds	152,406	149,120	135,680	118,902
Mortgage loans	18,135	17,469	19,668	18,799
Preferred stocks	133	126	3,216	2,161
Common stocks	3,137	3,173	3,017	4,266
Cash, cash equivalents and short-term investments	528	528	5,553	5,553
Contract loans	930	930	908	908
Separate accounts assets	9,338	9,338	12,473	12,473
Derivative financial instruments	97	196	298	332
Liabilities:
Liability for deposit-type contracts	574	574	500	500
Derivative financial instruments	616	613	370	465
Separate accounts liabilities	8,426	8,426	12,319	12,319
Borrowed money	939	937	—	—

Bonds: The fair values for publicly traded long term bond investments were generally determined using prices provided by third party pricing services or valuations from the NAIC. For privately placed long term bond investments without a readily ascertainable market value, such values were determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Mortgage Loans: The fair values of mortgage loans were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

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Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing services or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its affiliated common stock by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-term Investments: The carrying values were considered reasonable estimates of fair value.

Borrowed Money: Borrowed money is comprised of Term Asset-backed Securities Loan Facility (“TALF”) for which the fair values were determined using prices provided by a third party.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following tables provide information as of December 31, 2009 and December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	December 31, 2009
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Common stocks	$643	$237	$25	$905
Derivatives	—	196	—	196
Separate accounts asset, net	1,501	671	7,166	9,338
Total assets at fair value	$2,144	$1,104	$7,191	$10,439

Liabilities at fair value:
Derivatives	$—	$(613)	$—	$(613)
Total liabilities at fair value	$—	$(613)	$—	$(613)

	December 31, 2008
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts assets, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Changes in level 3 assets and liabilities measured at fair value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs at December 31, (in millions):

	2009	2008
Year Ended December 31, 2009	Net Assets	Net Assets
Balance at December 31, 2008:	$11,010	$13,823
Total gains or losses (realized/unrealized) included in surplus	(3,613)	(2,518)
Other activity	(206)	(295)
Balance at December 31, 2009	$7,191	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Admitted Assets, Liabilities and Capital and Contingency Reserves, except for the accumulation units purchased by TIAA and further described in Note 21. Other activity consists principally of acquisitions or dispositions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2009 and 2008.

The following tables represent the balances of assets and liabilities measured at fair value on a non-recurring basis and the related net gains and losses for the years ending December 31, for those items (in millions):

	2009
	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$82	$162	$(308)
Preferred stocks	—	4	5	(1)
Mortgage loans	—	—	211	(47)
Other long-term investments	—	—	58	(90)
Total	$—	$86	$436	$(446)

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2008
	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred stocks	28	223	3	(524)
Other long-term investments	—	—	906	(740)
Total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuations of separate account net assets and liabilities classified in Level 3 are generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where impairments were recorded.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The National Association of Insurance Commissioners (NAIC) has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (ASC 815) and Accounting Standards Codification 460, “Guarantees” (ASC 460), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterparty to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eight derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2009, TIAA held cash collateral of $31.5 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2009, the Company pledged cash collateral of $87 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified mini-

B-46	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

mum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2009 is $395.8 million for which the Company has posted collateral of $77.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2009, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $264.5 million. The net realized loss for the year ended December 31, 2009, from all foreign currency swap contracts was $83.3 million.

Equity Index Options: TIAA purchased out-of-the-money put options on the S&P 500 Index as a hedge of a portion of the General Account equity position against a decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2009, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2009, from all Equity Index Option contracts was $0.4 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2009, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $2.6 million. The net realized loss for the year ended December 31, 2009 from foreign currency forward contracts was $11.2 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2009, from interest rate swap contracts that do not qualify for hedge accounting treatment was $34.8 million. The net realized gain for the year ended December 31, 2009, from interest rate swap contracts was $12.9 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. These swap contracts are designated as hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2009, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $78.9 million. The net realized gain for the year ended December 31, 2009 from all purchased credit default swap contracts was $3.0 million.

Written Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2009, from written credit default swap contracts that do not qualify for hedge accounting treatment was $0. The net realized loss for the year ended December 31, 2009 from all written credit default swap contracts was $26 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2009 Impairment
DJ Investment Grade Index	less than 1 year	$358	0.40%	$—	$(6)
DJ Investment Grade Index	1-2 years	960	0.43%	(4)	(12)
DJ Investment Grade Index	2-3 years	169	0.35%	(3)	(1)
Super SeniorTranche DJ.NA.IG.9	3-4 years	4,919	0.79%	95	—
Totals		$6,406		$88	$(19)

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record the impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2009 Impairment
Corporate	3-6 years	$786	0.89%	$11	$(2)
Sovereign	0–4 years	145	1.53%	1	—
Total		$931		$12	$(2)

B-48	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions).

RSAT NAIC Designation	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	95	5,411	5,506
	Corporate	686	17	689	706
	Sovereign	60	1	61	62
	Subtotal	5,665	113	6,161	6,274
2 High Quality	Index	1,487	(7)	1,361	1,354
	Tranche	—	—	—	—
	Corporate	90	—	100	100
	Sovereign	25	—	26	26
	Subtotal	1,602	(7)	1,487	1,480
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	60	—	61	61
	Subtotal	60	—	61	61
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(6)	11	5
	Sovereign	—	—	—	—
	Subtotal	10	(6)	11	5
	Total	$7,337	$100	$7,720	$7,820

A summary of derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2009			December 31, 2008
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$632	$58	$59	$1,798	$202	$210
	Liabilities	2,247	(492)	(534)	1,461	(290)	(344)
	Subtotal	2,879	(434)	(475)	3,259	(88)	(134)
Foreign Currency Forward Contracts	Assets	38	1	1	90	19	19
	Liabilities	22	(2)	(2)	150	(16)	(16)
	Subtotal	60	(1)	(1)	240	3	3
Interest Rate Swap Contracts	Assets	444	17	17	490	49	49
	Liabilities	185	(3)	(3)	3	—	—
	Subtotal	629	14	14	493	49	49
Credit Default Swap Contracts—RSAT	Assets	5,829	15	113	5,109	—	26
	Liabilities	1,508	(58)	(13)	1,537	(57)	(98)
	Subtotal	7,337	(43)	100	6,646	(57)	(72)
Credit Default Swap Contracts	Assets	205	6	6	660	28	28
(Purchased Default Protection)	Liabilities	1,565	(61)	(61)	473	(7)	(7)
	Subtotal	1,770	(55)	(55)	1,133	21	21
Total	Assets	7,148	97	196	8,147	298	332
	Liabilities	5,527	(616)	(613)	3,624	(370)	(465)
	Total	$12,675	$(519)	$(417)	$11,771	$(72)	$(133)

TIAA reflected $(21.1) million and $(1.9) million in valuation impairments related to Credit Default Swaps and Foreign Currency Swaps, respectively. The average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $5.9 million in liabilities.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Fair Values of Derivative Instruments in the Statement of Financial Position. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2009		December 31, 2008		December 31, 2009		December 31, 2008
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$1	Other Long-term Investments	$16	Other Liabilities	$(220)	Other Liabilities	$(165)
Total Qualifying Hedge Relationships		1		16		(220)		(165)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	17	Other Long-term Investments	49	Other Liabilities	(3)	Other Liabilities	—
Foreign Currency Swaps	Other Long-term Investments	58	Other Long-term Investments	194	Other Liabilities	(314)	Other Liabilities	(179)
Foreign Currency Forwards	Other Long-term Investments	1	Other Long-term Investments	19	Other Liabilities	(2)	Other Liabilities	(16)
Purchased Credit Default Swaps	Other Long-term Investments	6	Other Long-term Investments	28	Other Liabilities	(61)	Other Liabilities	(7)
Total Non-qualifying Hedge Relationships		82		290		(380)		(202)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	113	Other Long-term Investments	26	Other Liabilities	(13)	Other Liabilities	(98)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		113		26		(13)		(98)
Total Derivatives		$196		$332		$(613)		$(465)

B-50	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2009		December 31, 2008
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(12)	Net Realized Capital Gain (Loss)	$(4)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(13)		(4)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	13	Net Realized Capital Gain (Loss)	1
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	(70)	Net Realized Capital Gain (Loss)	(84)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(11)	Net Realized Capital Gain (Loss)	(4)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	3	Net Realized Capital Gain (Loss)	1
Total Non-qualifying Hedge Relationships		(65)		(86)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	(26)	Net Realized Capital Gain (Loss)	(65)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	2
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	(26)	Net Realized Capital Gain (Loss)	(63)
Total Derivatives		$(104)		$(153)

Note 13—separate accounts

The TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity; since late 2008, REA’s liquid securities have comprised less than 10% of its assets, primarily due to consistent REA participant withdrawals.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-51

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

Non-guaranteed Separate Accounts	2009	2008	2007
Premiums and considerations	$1,330	$2,035	$3,343
Reserves:
For accounts with assets at:
Fair value	8,287	12,127	18,752
Amortized cost	—	—	—
Total reserves	$8,287	$12,127	$18,752

By withdrawal characteristics:
At fair value	$8,287	$12,127	$18,752
Total reserves	$8,287	$12,127	$18,752

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2009	2008	2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1,523	$2,217	$3,698
Transfers from Separate Accounts	(2,810)	(6,443)	(2,186)
Net transfers (from) or to Separate Accounts	(1,287)	(4,226)	1,512

Reconciling Adjustments:
Fund transfer exchange loss	(2)	(3)	(1)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(1,289)	$(4,229)	$1,511

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $954.5 million and $1,327 million to its various subsidiaries and affiliates in 2009 and 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Amended and Restated Investment Management Services Agreement, dated as of January 2, 2008, between CREF and Investment Management, and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and Services. TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $710 million, $1,142 million and $1,075 million in 2009, 2008 and 2007, respectively, are not included in the statements of operations and had no effect on TIAA's operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and

Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts due to (from) subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

Subsidiary/Affiliate	Receivable		Payable
	2009	2008	2009	2008
College Retirement Equities Fund	$—	$—	$40.0	$68.0
Investment Management	1.8	6.3	—	—
TIAA-CREF Life	12.4	12.1	—	—
TIAA Pension	—	0.6	—	—
TIAA-CREF Trust Company FSB	—	—	—	0.1
Services	—	2.0	0.8	0.6
TIAA Real Estate Account	2.6	1.6	—	—
Total	$16.8	$22.6	$40.8	$68.7

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $70.2 million and $10.3 million at December 31, 2009 and 2008, respectively. The con-

B-52	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

solidating companies, as of December 31, 2009, which file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Oleum Holding Company, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Corp.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”), as of December 31, consisted of the following (in millions):

	2009			2008
Description	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$13,493	$2,717	$16,210	$14,771	$1,611	$16,382
Statutory valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	13,493	2,717	16,210	14,771	1,611	16,382
Gross deferred tax liabilities	(234)	(21)	(255)	(1)	(329)	(330)
Net deferred tax asset (liability) before admissibility test	$13,259	$2,696	$15,955	$14,770	$1,282	$16,052

Federal Income Taxes recoverable through loss carryback (10.a)	$—	$—	$—	$—	$—	$—
Adj. Gross DTA expected to be realized in one year (10.b.i)	1,634	—	1,634	1,381	—	1,381
10% adj. statutory capital and surplus limit (10.b.ii)	1,622	—	1,622	1,381	—	1,381
Admitted pursuant to par. 10.b. (lesser of i. or ii.)	1,622	—	1,622	1,381	—	1,381
Admitted pursuant to par. 10.c.	234	21	255	1	329	330
Additional admitted pursuant to par. 10.e.i.	—	—	—	N/A	N/A	N/A
Adj. Gross DTA expected to be realized in three years (10.e.ii.a)	1,688	—	1,688	N/A	N/A	N/A
15% adj. statutory capital and surplus limit (10.e.ii.b)	811	—	811	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	811	—	811	N/A	N/A	N/A
Additional admitted pursuant to par. 10.e.iii.	—	—	—	N/A	N/A	N/A
Admitted deferred tax asset	2,667	21	2,688	1,382	329	1,711
Deferred tax liability	(234)	(21)	(255)	(1)	(329)	(330)
Net admitted DTA or DTL	$2,433	$—	$2,433	$1,381	$—	$1,381

Nonadmitted DTA	$10,826	$2,696	$13,522	$13,389	$1,282	$14,671

For 2009 the Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R. No such election existed in 2008.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-53

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. of SSAP-10R as follows (in millions):

	Increase (Decrease) during 2009
Description	Ordinary	Capital	Total
Gross deferred tax assets	$(1,278)	$1,106	$(172)
Statutory valuation allowance	—	—	—
Adjusted gross deferred tax assets	(1,278)	1,106	(172)
Gross deferred tax liabilities	(233)	308	75
Net deferred tax asset before admissibility test	$(1,511)	$1,414	$(97)

Federal Income Taxes recoverable through loss carryback (10.a)	$—	$—	$—
Adj. Gross DTA expected to be realized in one year (10.b.i)	253	—	253
10% adj. statutory capital and surplus limit (10.b.ii)	241	—	241
Admitted pursuant to par. 10.b. (lesser of i. or ii.)	241	—	241
Admitted pursuant to par. 10.c.	233	(308)	(75)
Additional admitted pursuant to par. 10.e.i.	—	—	—
Adj. Gross DTA expected to be realized in three years (10.e.ii.a)	1,688	—	1,688
15% adj. statutory capital and surplus limit (10.e.ii.b)	811	—	811
Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	811	—	811
Additional admitted pursuant to par. 10.e.iii.	—	—	—
Admitted deferred tax asset	1,285	(308)	977
Deferred tax liability	(233)	308	75
Change in net admitted DTA or DTL	$1,052	$—	$1,052

Change in nonadmitted DTA	$(2,563)	$1,414	$(1,149)

The following table provides the Company’s assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to (c) and the additional DTA determined under SSAP No. 10R paragraph 10.e as of December 31, 2009 (in millions):

Description	With Par. 10a.-c.	With Par. 10e	Difference
Admitted DTAs	$1,622	$2,433	$811
Admitted assets	$200,917	$201,728	$811
Statutory surplus	$22,033	$22,844	$811
Total adjusted capital	$23,494	$24,305	$811
RBC authorized control level	$2,254

The changes in current income taxes incurred consist of the following major components as of December 31 (in millions):

Description	2009	2008
Current income tax expense (benefit)	$(58)	$(45)
Tax on capital gains (losses)	—	—
Foreign taxes	—	—
Prior year under accrual (over accrual)	—	—
Federal income taxes incurred	$(58)	$(45)

The tax effects of temporary difference that give rise to significant portions of the deferred tax assets and liabilities are as follows (in millions):

DTAs Resulting from book/tax Differences in:	December 31, 2009	December 31, 2008	Change	Character
Investments	$2,068	$1,479	$589	Capital
Intangible asset	8,427	8,835	(408)	Ordinary
Differences between statutory and tax reserves	401	1,174	(773)	Ordinary
Policyholder dividends	598	816	(218)	Ordinary
Deferred compensation	168	156	12	Ordinary
Balance of payout option reserve due to IRS settlement starting in 2006 (20 year amortization)	478	508	(30)	Ordinary
NOL Carryover	2,905	2,964	(59)	Ordinary
Capital loss carryover	649	132	517	Capital
Other	516	318	198	Ordinary
Gross DTAs	16,210	16,382	(172)
Nonadmitted DTAs	$13,522	$14,671	$(1,149)

DTLs Resulting from book/tax Differences in:	December 31, 2009	December 31, 2008	Change	Character
Market discount deferred on bonds	$(233)	$(329)	$96	Ordinary
Investments	(21)	(1)	(20)	Capital
Other	(1)	—	(1)	Ordinary
Gross DTLs	$(255)	$(330)	$75

B-54	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The change in net deferred income taxes is composed of the following (this analysis is exclusive of nonadmitted assets) (in millions):

Description	December 31, 2009	December 31, 2008	Change
Total deferred tax assets	$16,210	$16,382	$(172)
Total deferred tax liabilities	(255)	(330)	75
Net deferred tax asset	$15,955	$16,052

Change in net deferred income tax (charge) benefit			$(97)

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gains from operations after dividends to policyholders and before Federal income taxes. The significant items causing this difference for the year ended December 31, 2009, are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Loss before Federal income taxes	$(619)	$(217)	35.00%
Dividends received deduction	(14)	(5)	0.76%
Amortization of interest maintenance reserve	(68)	(24)	3.86%
Meal disallowance, spousal travel, and non-deductible lobbying	3	1	-0.15%
Utilization of NOL for Subsidiaries	(167)	(58)	9.42%
Change in reserve valuation basis – Direct to Surplus	2,260	791	-127.74%
Non admitted assets	(388)	(136)	21.95%
Prior year true-up	20	7	-1.16%
Adjustment to basis of non admitted assets	(918)	(320)	51.87%
Total	$109	$39	-6.19%

Federal income tax incurred expense (benefit)		(58)	9.42%
Tax on capital gains (losses)		—	0.00%
Change in net deferred income tax charge (benefit)		97	-15.61%
Total statutory income taxes		$39	-6.19%

At December 31, 2009, the Company had net operating loss carry forwards expiring from the year 2013 to 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,433	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2008	1,134	2023
Total	$8,455

At December 31, 2009, the Company had capital loss carry forwards expiring in the years 2013 and 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2008	$439	2013
2009	1,416	2014
Total	$1,855

At December 31, 2009, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
2009	2	2019
Total	$9

At December 31, 2009, the company had General Business Credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	5	2029
Total	$29

On September 12, 2008, TIAA executed a final settlement with the Internal Revenue Service (“IRS”) Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement. This settlement resulted in an adjustment of $1.2 billion as an elimination to the contingency reserve during the year ended 12/31/2008.

TIAA did not incur federal income taxes in 2009 or preceding years that would be available for recoupment in the event of future net losses.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007 and 2008 federal income tax returns are open until September 2011, and September 2012, respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (beginning 9/15/2009, collectively known as FASB ASC 740) established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-55

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2009 or 2008.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $44 million, $40 million and $34 million in 2009, 2008 and 2007, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2009, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2009	12/31/2008	12/31/2007
Reconciliation of change in benefit obligation
Benefit obligation at beginning of year	$113	$99	$105
Eligibility cost	5	4	3
Interest cost	7	6	6
Actuarial losses (gains)	1	9	(11)
Benefits paid	(7)	(5)	(4)
Plan amendments	(3)	—	—
Benefit obligation at end of year	$116	$113	$99

Reconciliation of funded status
Benefit obligation at end of year
Current retirees	$93	$86	$79
Actives currently eligible to retire	23	27	20
Total obligation	116	113	99
Fair value of assets	—	—	—
Funded status	$(116)	$(113)	$(99)
Unrecognized net transition obligation	—	3	4
Unrecognized net (gain) losses	11	9	—
Unrecognized prior service cost	(1)	—	—
Accrued post-retirement benefit cost	$(106)	$(101)	$(95)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2009	2008	2007
Components of net periodic benefit cost
Eligibility cost	$5	$4	$3
Interest cost	7	6	6
Amortization of net transition obligation and net (gain) or loss	1	1	1
Net periodic benefit cost	$13	$11	$10

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2009 and 2008 and $3 million for 2007, respectively.

The post-retirement benefit obligation for non-vested employees was approximately $28 million at December 31, 2009 and approximately $94 million at December 31, 2008.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension plan was approximately $6 million, $5 million, $4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2009	2008	2007
Weighted-average assumption
Assumptions used to determine benefit obligations
Discount rate for benefit costs	5.75%	6.25%	5.75%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumptions used to determine benefit obligations
Discount rate for benefit obligations	5.75%	5.75%	6.25%
Rate of compensation increase	4.00%	4.00%	4.00%
Medical cost trend rates
Immediate Rate	9.00%	9.50%	10.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2016	2014	2013
Ultimate medical care cost trend rate after a six year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

B-56	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2009	2008	2007
Effect of a 1% increase in benefit costs
Change in post-retirement benefit obligation	$12	$12	$10
Change in eligibility cost and interest cost	$1	$1	$1

Effect of a 1% decrease in benefit costs
Change in post-retirement benefit obligation	$(10)	$(10)	$(9)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2010	7
2011	8
2012	8
2013	9
2014	9
Total for 2015-2019	53

Medicare Part D Subsidy Receipts
2010	0.4
2011	0.4
2012	0.5
2013	0.6
2014	0.7
Total for 2015-2019	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company had provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service, forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Com-

pany related to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $47 million and $45 million as of December 31, 2009 and 2008, respectively. The Company had an accrued pension cost of $46 million and $47 million and had $1.2 million and $0 of additional minimum liability accrued as of December 31, 2009 and 2008, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2009 or 2008.

The SERP obligations were determined based upon a discount rate of 5.55% and a rate of compensation increase is not applicable as of December 31, 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2010 to 12/31/2010	$3.9
1/1/2011 to 12/31/2011	$3.6
1/1/2012 to 12/31/2012	$3.6
1/1/2013 to 12/31/2013	$3.6
1/1/2014 to 12/31/2014	$3.6
1/1/2015 to 12/31/2019	$17.5

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will henceforth be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

For the Personal Annuity (“PA”), deferred annuity reserves in the general account were, through December 31, 2008, equal to the account balance plus the present value, at the maximum

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-57

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve was maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB was calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit

Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008. In 2009, Actuarial Guideline 43 was adopted replacing Actuarial Guideline 34 and Actuarial Guideline 39 which resulted in the reserve for GMDB to be calculated as part of the total annuity reserves and not calculated independently.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners Annuity Reserve Valuation Method in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For accumulating annuities which do not contain variable guarantees, the reserves are generally calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table and the reserve thus calculated is generally equal to the account balance. For payout annuities the reserves meet and exceed minimum standards and are generally calculated as the present value of guaranteed benefits using conservative interest rates and mortality tables. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 79% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2009		2008
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$8,287	4.8%	$12,127	7.1%
At book value without adjustment	35,680	20.8%	32,232	18.9%
Not subject to discretionary withdrawal	127,812	74.4%	126,465	74.0%
Total (gross)	171,779	100.0%	170,824	100.0%
Reinsurance ceded	—		—
Total (net)	$171,779		$170,824

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2009	2008
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$160,455	$155,907
Supplementary contracts with life contingencies	2,463	2,290
Deposit-type contracts	574	500
Subtotal	163,492	158,697

Separate Accounts:
Annuities	8,223	12,024
Supplementary contracts with life contingencies	61	103
Deposit-type contracts	3	—
Subtotal	8,287	12,127
Total	$171,779	$170,824

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2009 and $0.2 million at December 31, 2008, respectively. As of December 31, 2009 and December 31, 2008, TIAA had $ 1.1 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $13.5 million and $16.9 million at December 31, 2009 and December 31, 2008, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life

B-58	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these recaptured agreements at the end of the 2007 reporting period were approximately $18.4 million and $41.2 million, respectively.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2009	2008	2007
Aggregated assumed premiums	$21	$22	$(2)
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$192	$183	$171
(Decrease) Increase in policy and contract reserves	$(5)	$(4)	$(50)

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2009 and 2008, there were premiums in force of $21 million and $27 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by reinsurance agreements at December 31 are as follows (in millions):

	2009	2008	2007
Insurance and annuity premiums	$21	$23	$46
Policy and contract benefits	$70	$81	$91
Increase in policy and contract reserves	$95	$50	$187
Reserves for life and health insurance	$591	$686	$736

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The current maximum amount authorized to be issued under the program is $2 billion, although TIAA’s Board of Trustees and management may reduce the maximum amount of commercial paper issuable under this program in the future. At December 31, 2009 and

2008, TIAA had no commercial paper outstanding and management does not currently intend to issue any commercial paper.

TIAA maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility was terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2009	2008
Net unrealized capital gains (losses)	$910	$(2,757)
Asset valuation reserve	$(273)	$4,104
Net deferred federal income tax	$(218)	$13,009
Nonadmitted assets	$(21)	$(12,707)
Net change in reserve valuation	$2,260	$—
Net change in separate account	$(301)	$(1)
Issuance of surplus notes	$2,000	$—
Changes in accounting principles	$1,030	$—
Change in dividend accrual methodology	$155	$—
Prior year FIT settlement	$—	$1,244
Other	$—	$(7)

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. TGM had $3,280 million at December 31, 2009 and $3,295 million at December 31, 2008 of outstanding debt and accrued interest. TIAA also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2009, there were no draw downs. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2009 or 2008.

The carrying value of TGM was $(271) million and $(348) million at December 31, 2009 and December 31, 2008, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31,

2009, $30 million of this facility was maintained on a committed basis for which effective May, 2009, the Company received a commitment fee of 20 basis points on the undrawn committed amount. During 2009, there were 7 draw downs totaling $15.2 million that were repaid by December 31, 2009. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2009 and 2008, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $750 million committed credit facility (with a term expiring in June 2010) that is maintained with a group of banks.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. In 2008, there were 3 draw downs totaling $89 million. Outstanding principal and accrued interest under this line of credit totaled $0 and $36 million as of December 31, 2009 and 2008, respectively.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA during 2008, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. Subsequent to December 24, 2008 and through December 31, 2009, the TIAA general account purchased an aggregate additional $1,058.7 million of accumulation

B-60	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

units in a number of separate transactions. Overall TIAA has purchased $1,214.3 million of accumulation units and the fair value of such units was $912.3 million as of December 31, 2009, respectively. Accumulation units owned by TIAA are valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2010	2011	2012	2013	2014	Thereafter	Total
Amount	$33	$31	$29	$25	$19	$63	$200

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2009, 2008 and 2007 was approximately $35 million, $36 million and $32 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) will lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral. TIAA’s investments in the TALF program shall not exceed $500 million in the aggregate, net of financing provided by the FRBNY.

As of December 31, 2009, TIAA had purchased $1,024 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding to the FRBNY in the amount of $939 million.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2010, the date the financial statements were issued.

On February 26, 2010, TIAA entered into a mortgage loan pool sale for $509.9 million. The pool sale generated net gains of $12.4 million which included the recapture of $3.7 million of previously recorded impairments.

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2009, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
02148FAW5	$28,092,011	$26,534,624	*	$(1,557,387)	$26,534,624	$18,680,751	Q4 2009
02149HAK6	24,244,801	23,401,542	*	(843,259)	23,401,542	18,845,140	Q4 2009
02150MAD7	14,901,516	13,816,740	*	(1,084,777)	13,816,740	8,972,865	Q4 2009
02151CBD7	28,168,626	27,928,845	*	(239,781)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,440	*	(1,535,940)	37,069,440	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,210	*	(936,336)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,871	2,757,334	*	(312,537)	2,757,334	558,394	Q4 2009
03702YAC4	28,800	—	[2]	(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655	*	(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,902	461,411	*	(223,492)	461,410	307,397	Q4 2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-61

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
05947UMM7	$2,599,818	$1,949,371	*	$(650,447)	$1,949,371	$378,124	Q4 2009
05947UMN5	423,878	293,741	*	(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,439	*	(24,684)	40,438	88,981	Q4 2009
05947UVY1	1,969,347	1,783,588	*	(185,759)	1,783,588	231,398	Q4 2009
05947UVZ8	1,943,102	318,015	*	(1,625,086)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	*	(606,486)	160,955	225,249	Q4 2009
05947UWB0	131,201	38,213	*	(92,988)	38,213	109,176	Q4 2009
05947UWC8	58,568	37,462	*	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,887	*	(64,928)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,969	*	(473,465)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,660	*	(115,234)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	*	(169,607)	1,730,054	929,251	Q4 2009
05948KP37	10,774,469	10,676,031	*	(98,438)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	*	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	*	(1,076,714)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	*	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	*	(1,233,576)	4,810,509	3,013,806	Q4 2009
05949AA75	751,465	301,665	*	(449,799)	301,666	430,970	Q4 2009
05949AM23	2,018,498	1,815,559	*	(202,939)	1,815,559	1,867,555	Q4 2009
05949AM31	419,985	371,791	*	(48,194)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	*	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	*	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	*	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	*	(440,589)	1,267,071	1,098,651	Q4 2009
059511AU9	2,073,166	1,533,143	*	(540,023)	1,533,143	1,463,230	Q4 2009
07383FFU7	7,065,000	—	[2]	(1,399,103)	5,665,897	5,665,896	Q4 2009
07387BAU7	7,875,039	5,079,212	*	(2,795,827)	5,079,212	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,264	*	(4,746,963)	1,763,264	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	*	(1,383,517)	1,418,267	380,252	Q4 2009
07388NAK2	14,152,891	13,845,930	*	(306,960)	13,845,930	3,354,147	Q4 2009
07388PAQ4	1,081,028	804,094	*	(276,933)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	*	(640,830)	7,989,402	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	*	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,040	1,002,354	*	(968,686)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	*	(70,331)	1,741,413	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	*	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	*	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,879	659,798	*	(1,209,081)	659,798	418,758	Q4 2009
073945AS6	579,047	467,855	*	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	*	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,627	728,019	*	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,950	*	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,736	42,394,763	*	(2,782,973)	42,394,763	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	*	(779,106)	15,151,662	7,917,427	Q4 2009
12544AAC9	49,835,937	48,574,000	*	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,534	*	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,810	*	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,120	*	(340,105)	30,929,120	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	*	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,800	*	(1,702,862)	37,843,800	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,456	*	(514,654)	14,345,456	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	*	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,695	*	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	*	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,374	*	(684,758)	4,294,375	1,184,275	Q4 2009

B-62	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
126378AG3	$14,468,757	$13,583,840*	$(884,917)	$13,583,840	$9,322,523	Q4 2009
126378AH1	15,735,264	14,849,375*	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126*	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,345*	(39,989)	3,588,345	2,216,845	Q4 2009
126671TW6	1,104,726	893,475*	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,649*	(268,031)	37,962,649	16,806,135	Q4 2009
12667F4N2	10,000,000	9,861,140*	(138,860)	9,861,140	6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750*	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078*	(2,432,270)	4,442,079	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,476*	(4,709,062)	19,416,477	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838*	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452*	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,725*	(32,220)	16,353,725	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603*	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,015*	(404,413)	22,632,015	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300*	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861*	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,825*	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,311*	(127,195)	7,322,311	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455*	(477,660)	13,575,456	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520*	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,552*	(105,015)	27,834,552	10,595,359	Q4 2009
126694W61	24,054,887	22,698,354*	(1,356,531)	22,698,355	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460*	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794*	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,770*	(237,407)	4,840,771	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480*	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,462*	(100,724)	16,368,463	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597*	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,003*	(2,363,017)	45,989,003	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,218*	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,881*	(165,440)	1,130,881	326,094	Q4 2009
152314DT4	372,409	340,216*	(32,192)	340,216	225,279	Q4 2009
161546CJ3	831,935	783,254*	(48,680)	783,255	587,105	Q4 2009
161546CK0	799,928	465,669*	(334,259)	465,669	496,657	Q4 2009
161546DP8	1,096,469	763,269*	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,132*	(1,935,146)	2,201,131	671,769	Q4 2009
161551FG6	335,000	288,420*	(46,581)	288,420	133,289	Q4 2009
161551FV3	551,726	430,572*	121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,494*	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,841*	(1,289,453)	40,838,841	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,115*	(373,396)	28,968,115	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,765*	(173,520)	13,647,765	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,762*	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335*	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500*	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001*	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,404*	(1,035,149)	27,463,404	15,287,882	Q4 2009
172973W62	440,184	436,545*	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,924*	(1,044,318)	19,172,924	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718*	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,344*	(3,400,565)	11,646,344	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222*	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320*	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840*	(326,390)	1,163,840	360,290	Q4 2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-63

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
19075CAK9	$10,988,235	$5,934,671*	$(5,053,564)	$5,934,671	$4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689*	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994*	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145*	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386*	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624*	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530*	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,399*	(548,119)	672,399	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539*	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364*	(79,724)	1,494,364	669,900	Q4 2009
20173VAM2	7,613,342	6,145,038*	(1,468,304)	6,145,038	1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211*	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459*	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,303*	(1,299,043)	2,374,303	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,000*	(382,671)	1,013,000	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,685*	(672,655)	1,713,685	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702*	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,464*	(86,122)	14,001,464	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087*	(180,726)	1,858,087	2,593,430	Q4 2009
22545MAM9	1,709,901	1,586,278*	(123,623)	1,586,278	1,868,640	Q4 2009
22545XAP8	2,080,603	858,458*	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—*	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,971*	(7,130,604)	9,249,971	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179*	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,919*	(56,586)	913,919	879,984	Q4 2009
251510CY7	6,174,468	6,128,158*	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009*	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,357*	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,073*	(1,074,047)	1,249,073	395,093	Q4 2009
294754AY2	5,853,602	5,588,892*	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027*	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086*	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406*	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,395*	(495,731)	1,308,395	1,469,454	Q4 2009
361849S29	6,462,883	4,691,115*	(1,771,769)	4,691,115	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,916*	(864,059)	14,014,916	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688*	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640*	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,400*	(111,038)	50,370,400	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,710*	(936,206)	1,320,710	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455*	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329*	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221*	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865*	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,163*	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835*	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,916*	(12,390,785)	7,818,916	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932*	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,619*	(57,380)	10,076,619	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905*	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473*	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346*	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,036*	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970*	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,249*	(34,156)	1,196,249	169,265	Q4 2009

B-64	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
46625MQ93	$2,095,225	$474,700	*	$(1,620,525)	$474,700	$146,389	Q4 2009
46625MR27	296,961	182,521	*	(114,441)	182,521	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	*	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	*	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	*	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	*	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	*	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	*	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	*	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	*	(570,307)	19,289,493	12,805,916	Q4 2009
46628SAG8	26,022,755	24,189,294	*	(1,833,461)	24,189,294	13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914	*	(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042	*	(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000	*	(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316	*	(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259	*	(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901	*	(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223	*	(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616	*	(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742	*	(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276	*	(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845	*	(921,393)	2,071,845	863,376	Q4 2009
486011AD1	12,800,000	—	[2]	(5,376,000)	7,424,000	7,424,000	Q4 2009
50177AAL3	9,847,630	2,320,838	*	(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,210	*	(953,609)	2,919,210	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628	*	(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608	*	(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070	*	(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,920	*	(881,085)	4,203,920	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,014	*	(395,597)	2,240,014	840,000	Q4 2009
52108HSR6	6,799,961	2,694,968	*	(4,104,994)	2,694,968	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928	*	(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367	*	(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810	*	(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,530	*	(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,652	*	(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474	*	(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709	*	(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883	*	(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859	*	(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537	*	(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	[2]	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	[2]	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853	*	(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376	*	(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,575	*	(1,984,907)	1,734,575	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561	*	(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,422	*	(6,672,467)	9,748,422	4,319,428	Q4 2009
55313KAK7	4,705,265	750,579	*	(3,954,686)	750,579	1,104,800	Q4 2009
576434GR9	2,302,714	2,299,657	*	(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,422	*	(181,878)	11,319,422	6,428,454	Q4 2009
58556#AA0	3,648,605	2,088,388	*	(1,560,217)	2,088,388	2,088,461	Q4 2009
59022HEC2	4,863,526	1,462,290	*	(3,401,236)	1,462,290	2,343,838	Q4 2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-65

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
59022HED0	$254,509	$182,000	*	$(72,509)	$182,000	$271,585	Q4 2009
59022HEE8	143,242	124,815	*	(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090	*	(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644	*	(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736	*	(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,024	*	(124,080)	343,024	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005	*	(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385	*	(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751	*	(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941	*	(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144	*	(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744	*	(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,850	*	(1,859,653)	3,122,850	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200	*	(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,516	*	(112,418)	537,516	973,452	Q4 2009
61749MAF6	335,488	309,596	*	(25,892)	309,596	444,996	Q4 2009
61749MAG4	245,789	226,491	*	(19,298)	226,491	295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	*	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	*	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	*	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,866	*	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	*	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	*	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,990	*	(1,177,692)	3,840,990	1,588,515	Q4 2009
61751XAL4	358,335	344,824	*	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	*	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	*	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	*	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	*	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	*	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	*	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	*	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	*	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,285	*	(2,061,864)	1,433,285	835,487	Q4 2009
749577AL6	19,105,048	18,361,590	*	(743,457)	18,361,590	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	*	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,976	*	(453,671)	38,362,976	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,689	*	(533,156)	22,214,689	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,427	*	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,813	*	(601,999)	10,129,813	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	*	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,940	*	(1,554,869)	27,518,940	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,567	*	(1,049,600)	26,705,567	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	*	(328,573)	49,333,700	37,201,145	Q4 2009
74981TAC8	9,000,000	—	[2]	(3,150,000)	5,850,000	5,850,000	Q4 2009
75115CAG2	9,239,147	8,856,643	*	(382,503)	8,856,643	4,622,037	Q4 2009
75971EAF3	467,367	426,480	*	(40,888)	426,480	249,442	Q4 2009
760985CM1	1,269,068	1,011,623	*	(257,444)	1,011,623	804,386	Q4 2009
760985SS1	6,542,585	6,519,650	*	(22,934)	6,519,650	2,957,601	Q4 2009
760985U66	182,646	71,279	*	(111,367)	71,279	31,872	Q4 2009
760985U74	18,856	8,739	*	(10,118)	8,738	4,228	Q4 2009
76110H5M7	110,543	107,801	*	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,653	*	(517,371)	3,800,653	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,426	*	(155,476)	1,286,426	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	*	(478,621)	2,652,424	583,025	Q4 2009

B-66	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
76110HX53	$10,788,610	$10,730,776	*	$(57,833)	$10,730,777	$6,894,858	Q4 2009
76110HX87	24,320,507	23,938,918	*	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,689	*	(1,561,111)	15,628,689	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,528	*	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	*	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,412	*	(1,327,395)	3,111,412	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	*	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	*	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	*	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	*	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,494	*	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,919	*	(336,381)	3,401,919	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	*	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,969	*	(859,947)	35,349,969	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,428	*	(5,966,490)	14,536,428	2,167,886	Q4 2009
87246AAQ1	5,424,135	1,225,109	*	(4,199,026)	1,225,109	593,798	Q4 2009
92976UAA8	13,920,295	10,668,447	*	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	*	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,604	*	(1,697,920)	3,218,604	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	*	(3,818,388)	21,257,728	5,553,925	Q4 2009
92978MAT3	4,232,886	1366,517	*	(2,866,369)	1,366,517	1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308	*	(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222	*	(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700	*	(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,685	*	(418,937)	2,009,685	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549	*	(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599	*	(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAM2	14,518,036	6,756,551	*	(7,761,485)	6,756,551	2,405,355	Q4 2009
92978YAN0	8,560,596	3,780,993	*	(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,476	*	(674,056)	2,481,476	1,375,000	Q4 2009
939344AN7	7,558,129	—	[2]	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126	*	(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560	*	(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,600	*	(172,725)	18,852,600	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308	*	(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534	*	(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312	*	(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010	*	(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918	*	(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,320	*	(7,008)	29,299,320	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,909	*	(29,300)	35,362,909	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,008	*	(388,582)	9,542,008	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136	*	(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711	*	(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100	*	(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,147	*	(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050	*	(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698	*	(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840	*	(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749	*	(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050	*	(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500	*	(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,240	*	(1,800,539)	111,243,240	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258	*	(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,334	*	(1,371,622)	3,628,334	1,948,947	Q3 2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
126670QU5	$19,998,914	$12,696,540	*	$(7,302,374)	$12,696,540	$7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,034	*	(2,319,032)	4,636,033	3,256,906	Q3 2009
161551FG6	447,876	335,165	*	(112,711)	335,165	122,131	Q3 2009
23243NAG3	10,669,451	4,937,169	*	(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707	*	(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454	*	(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252	*	(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500	*	(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014	*	(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,031	*	(4,056,270)	15,288,031	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799	*	(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757	*	(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282	*	(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832	*	(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686	*	(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357	*	(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	[2]	(515,386)	4,294,883	4,294,884	Q3 2009
87222PAE3	39,983,008	36,209,916	*	(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629	*	(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	[2]	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	[2]	(90,811)	221,935	238,411	Q3 2009
05947UMN5	1,743,036	423,878	*	(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441	*	(970,582)	767,441	212,822	Q3 2009
05947UWB0	791,256	131,202	*	(660,054)	131,202	100,361	Q3 2009
059500AK4	850,693	—	[2]	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	[2]	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958	*	(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873	*	(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584	*	(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661	*	(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166	*	(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227	*	(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638	*	(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,041	*	(4,544,005)	1,971,041	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177	*	(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,726	*	(7,310,407)	3,390,726	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020	*	(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,628	*	(3,751,454)	1,266,628	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000	*	(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130	*	(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000	*	(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000	*	(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,011	*	(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140	*	(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131	*	(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342	*	(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558	*	(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,347	*	(9,998,678)	3,673,347	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,116	*	(3,583,458)	1,387,116	715,966	Q3 2009
225470H22	3,888,986	970,504	*	(2,918,481)	970,504	240,000	Q3 2009
362332AT5	15,051,925	8,451,782	*	(6,600,144)	8,451,782	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700	*	(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200	*	(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915	*	(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,020	*	(872,604)	4,506,020	1,194,307	Q3 2009

B-68	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
42332QAN3	$5,754,119	$3,428,230	*	$(2,325,889)	$3,428,230	$412,061	Q3 2009
46614KAB2	9,657,805	2,800,420	*	(6,857,385)	2,800,420	500,000	Q3 2009
46625MR50	330,414	—	[2]	(120,875)	209,539	92,059	Q3 2009
46625YQ89	3,430,992	1,513,711	*	(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536	*	(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412	*	(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063	*	(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049	*	(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675	*	(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,255	*	(18,322,980)	5,855,255	2,631,250	Q3 2009
55312TAR4	701,767	692,323	*	(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173	*	(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092	*	(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,261	*	(11,339,001)	3,720,261	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,429	*	(6,793,382)	1,238,429	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649	*	(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106	*	(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413	*	(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154	*	(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356	*	(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544	*	(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912	*	(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034	*	(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714	*	(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580	*	(582,679)	4,810,580	1,369,482	Q3 2009
61749MAE9	3,953,068	649,935	*	(3,303,133)	649,935	783,732	Q3 2009
61750CAS6	9,000,000	5,734,363	*	(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197	*	(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081	*	(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957	*	(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248	*	(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091	*	(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058	*	(619,576)	1,816,058	483,756	Q3 2009
87246AAQ1	6,507,642	5,424,135	*	(1,083,506)	5,424,135	600,539	Q3 2009
92978QAJ6	44,853,705	41,898,577	*	(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,619	*	(8,980,412)	1,054,619	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,808	*	(9,028,621)	1,006,808	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623	*	(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	-307,191	*	(2,514,648)	-307,191	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,656	*	(6,460,172)	23,644,656	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481	*	(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596	*	(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,533	*	(8,766,039)	3,155,533	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105	*	(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340	*	(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500	*	(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000	*	(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512	*	(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900	*	(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835	*	(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	[2]	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	[2]	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	[2]	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	[2]	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	[2]	(8,979,720)	6,976,000	6,976,000	Q2 2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
74040KAC6	$5,669,246	$—	[2]	$(858,977)	$4,810,269	$4,810,270	Q2 2009
939344AN7	6,948,092	—	[2]	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	[2]	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	[2]	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	[2]	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	[2]	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	[2]	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	[2]	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	[2]	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	[2]	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	[2]	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	[2]	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	[2]	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	[2]	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	[2]	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	[2]	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	[2]	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	[2]	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	[2]	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	[2]	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	[2]	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	[2]	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	[2]	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	[2]	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	[2]	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	[2]	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	[2]	(8,673,730)	1,367,000	1,367,000	Q2 2009
50180JAL9	7,028,178	—	[2]	(5,882,278)	1,145,900	1,145,900	Q2 2009
61749MAF6	2,933,947	—	[2]	(2,552,647)	381,300	381,300	Q2 2009
61746WE89	934,072	—	[2]	(703,548)	230,524	230,524	Q2 2009
61746WE71	2,038,212	—	[2]	(1,558,205)	480,007	480,007	Q2 2009
59023BAM6	5,888,700	—	[2]	(4,806,900)	1,081,800	1,081,800	Q2 2009
59022HEC2	6,984,225	—	[2]	(5,699,025)	1,285,200	1,285,200	Q2 2009
50180JAM7	17,068,049	—	[2]	(14,611,549)	2,456,500	2,456,500	Q2 2009
59022HED0	2,244,466	—	[2]	(1,953,125)	291,341	291,341	Q2 2009
52108RCK6	13,624,490	—	[2]	(12,692,065)	932,425	932,425	Q2 2009
50180JAR6	12,048,727	—	[2]	(10,654,327)	1,394,400	1,394,400	Q2 2009
52108MDU4	7,906,789	—	[2]	(6,461,189)	1,445,600	1,445,600	Q2 2009
251510CY7	9,287,032	—	[2]	(7,029,696)	2,257,336	2,257,336	Q2 2009
52521RAS0	3,173,730	—	[2]	(1,672,517)	1,501,213	1,501,212	Q2 2009
02149HAK6	27,458,769	—	[2]	(13,202,360)	14,256,409	14,256,409	Q2 2009
75115CAG2	10,160,350	—	[2]	(5,511,758)	4,648,592	4,648,592	Q2 2009
015386AA3	2,620,115	—	[2]	(20,115)	2,600,000	2,600,000	Q1 2009
126378AG3	16,952,099	—	[2]	(8,331,528)	8,620,571	8,620,571	Q1 2009
126378AH1	18,332,132	—	[2]	(8,896,772)	9,435,360	9,435,360	Q1 2009
152314DT4	406,084	—	[2]	(125,394)	280,690	280,690	Q1 2009
46628SAG8	28,479,557	—	[2]	(15,739,186)	12,740,371	12,740,372	Q1 2009
589929JS8	3,614,073	—	[2]	(977,614)	2,636,460	2,636,460	Q1 2009
61749WAH0	8,348,064	—	[2]	(3,723,256)	4,624,808	4,624,808	Q1 2009
61749WAJ6	4,840,214	—	[2]	(2,064,598)	2,775,616	2,775,615	Q1 2009
74040KAC6	6,735,434	—	[2]	(1,066,188)	5,669,246	5,669,247	Q1 2009
84604CAE7	4,395,157	—	[2]	(2,954,291)	1,440,866	1,440,867	Q1 2009
939344AN7	7,049,401	—	[2]	(101,309)	6,948,092	6,948,092	Q1 2009
03702YAC4	4,325,600	—	[2]	(2,162,800)	2,162,800	2,162,800	Q1 2009
05947UMQ8	402,748	—	[2]	(279,196)	123,552	123,552	Q1 2009

B-70	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
059497AD9	$5,019,063	$—	[2]	$(4,649,648)	$369,415	$369,415	Q1 2009
059497AE7	6,023,080	—	[2]	(5,633,623)	389,457	389,456	Q1 2009
059500AK4	1,073,719	—	[2]	(223,026)	850,693	850,693	Q1 2009
059500AM0	279,971	—	[2]	(39,980)	239,991	239,991	Q1 2009
12513YAR1	46,179,909	—	[2]	(43,275,482)	2,904,427	2,904,427	Q1 2009
190749AN1	5,165,844	—	[2]	(4,674,925)	490,919	490,919	Q1 2009
22544QAQ2	14,679,428	—	[2]	(13,730,058)	949,370	949,370	Q1 2009
22545DAL1	18,978,397	—	[2]	(17,449,489)	1,528,908	1,528,908	Q1 2009
22545MAM9	15,623,911	—	[2]	(13,958,314)	1,665,597	1,665,597	Q1 2009
46629YAQ2	5,060,345	—	[2]	(4,730,706)	329,639	329,639	Q1 2009
46630JAW9	20,076,375	—	[2]	(18,747,505)	1,328,870	1,328,870	Q1 2009
55312TAQ6	1,243,450	—	[2]	(615,776)	627,674	627,674	Q1 2009
55312TAR4	1,246,413	—	[2]	(544,645)	701,768	701,768	Q1 2009
59022HEE8	1,733,805	—	[2]	(1,545,986)	187,819	187,818	Q1 2009
59023BAN4	6,816,310	—	[2]	(5,908,928)	907,382	907,382	Q1 2009
61751XAL4	2,008,458	—	[2]	(1,850,014)	158,444	158,444	Q1 2009
05949AA67	7,180,337	—	[2]	(4,018,514)	3,161,823	3,161,823	Q1 2009
05949AA75	831,546	—	[2]	(270,990)	560,556	560,556	Q1 2009
12667FR98	9,441,206	—	[2]	(3,893,272)	5,547,934	5,547,934	Q1 2009
12669DN87	2,733,589	—	[2]	(1,410,077)	1,323,512	1,323,513	Q1 2009
251510ET6	12,727,050	—	[2]	(11,016,684)	1,710,366	1,710,366	Q1 2009
79548KJH2	51,335	—	[2]	(23,450)	27,885	27,885	Q1 2009
79548KJJ8	53,540	—	[2]	(21,307)	32,233	32,234	Q1 2009
79548KJK5	28,691	—	[2]	(12,508)	16,183	16,184	Q1 2009
02148FAW5	32,011,265	—	[2]	(13,311,789)	18,699,476	18,699,477	Q1 2009
12667G8B2	299,003	—	[2]	(124,689)	174,314	174,315	Q1 2009
76110H5M7	236,856	—	[2]	(153,532)	83,324	83,324	Q1 2009
76114DAE4	18,470,379	—	[2]	(12,205,478)	6,264,901	6,264,900	Q1 2009
004421RV7	7,280,863	—	[2]	(2,325,579)	4,955,284	4,955,285	Q4 2008
015386AA3	4,500,000	—	[2]	(1,575,000)	2,925,000	2,925,000	Q4 2008
015386AB1	10,200,000	—	[2]	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	[2]	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	[2]	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	[2]	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	[2]	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	[2]	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	[2]	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	[2]	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	[2]	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	[2]	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	[2]	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	[2]	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	[2]	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	[2]	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	[2]	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	[2]	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	[2]	(750,425)	398,883	398,883	Q4 2008
161551FH4	726,402	—	[2]	(312,617)	413,785	413,785	Q4 2008
17310MAS9	4,015,015	—	[2]	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	[2]	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	[2]	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	[2]	(377,699)	1,030,162	1,030,163	Q4 2008
22540VHN5	2,463,713	—	[2]	(1,124,977)	1,338,736	1,338,737	Q4 2008
22545LAV1	4,260,344	—	[2]	(3,754,459)	505,885	505,885	Q4 2008
22545MAP2	3,011,114	—	[2]	(2,638,814)	372,300	372,300	Q4 2008

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
22545XAP8	$33,792,994	$—	[2]	$(29,365,135)	$4,427,859	$4,427,858	Q4 2008
294751DY5	1,586,038	—	[2]	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	[2]	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	[2]	(532,759)	218,135	218,134	Q4 2008
3622ECAH9	9,815,000	—	[2]	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	[2]	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	[2]	(2,878,688)	385,000	385,000	Q4 2008
42332QAP8	914,148	—	[2]	(741,129)	173,019	173,019	Q4 2008
46412QAD9	6,997,504	—	[2]	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	[2]	(1,550,593)	157,952	157,953	Q4 2008
46625M2Y4	596,284	—	[2]	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	[2]	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	[2]	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	[2]	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	[2]	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	[2]	(6,315,658)	867,729	867,730	Q4 2008
53944MAC3	6,954,397	—	[2]	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	[2]	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	[2]	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	[2]	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	[2]	(460,813)	3,735,771	3,735,770	Q4 2008
59022HEF5	1,041,525	—	[2]	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	[2]	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	[2]	(100,815)	48,180	48,179	Q4 2008
59022HEJ7	163,421	—	[2]	(75,981)	87,440	87,439	Q4 2008
60687VAN5	3,276,152	—	[2]	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	[2]	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	[2]	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	[2]	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	[2]	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	[2]	(2,174,584)	288,781	288,782	Q4 2008
70556RAD3	41,824,931	—	[2]	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	[2]	(7,644,893)	6,742,967	6,742,967	Q4 2008
74924PAJ1	1,071,735	—	[2]	(577,030)	494,705	494,705	Q4 2008
760985U58	380,419	—	[2]	(70,655)	309,764	309,765	Q4 2008
760985U66	166,134	—	[2]	(69,050)	97,084	97,084	Q4 2008
760985U74	81,575	—	[2]	(54,048)	27,527	27,527	Q4 2008
76110HQT9	2,966,509	—	[2]	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	[2]	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	[2]	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	[2]	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	[2]	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	[2]	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	[2]	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	[2]	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	[2]	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	[2]	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	[2]	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	[2]	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	[2]	(8,891,170)	1,123,060	1,123,000	Q4 2008
059500AM0	3,181,507	—	[2]	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	[1]	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	[2]	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	[1]	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	[1]	(2,215,883)	16,855,724	5,396,442	Q3 2008

B-72	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Date of Impairment	Financial Reporting Period
55312TAQ6	$10,046,558	$—	[2]	$(6,083,638)	$3,962,920	$3,962,920	Q3 2008
55312TAR4	11,893,403	—	[2]	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	[2]	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	[1]	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	[1]	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	[1]	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	[1]	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	[2]	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	[1]	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	[1]	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	[1]	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	[1]	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	[1]	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	[1]	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	[2]	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	[1]	(760,684)	674,165	727,135	Q1 2008
46625MR50	641,983	483,307	[1]	(158,676)	483,307	680,162	Q1 2008
59022HEJ7	1,064,661	1,035,647	[1]	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	[1]	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	[1]	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	[1]	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	[2]	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	[2]	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	[1]	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	[1]	(1,902,824)	911,116	2,421,305	Q4 2007
760985U74	320,050	201,743	[1]	(118,307)	201,743	301,736	Q4 2007
76110WRX6	5,900,848	4,987,584	[1]	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	[2]	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	[2]	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	[2]	(333,510)	989,382	989,382	Q2 2006
42332QAP8	1,634,203	—	[2]	(160,236)	1,473,967	1,473,967	Q3 2005
46625MR50	1,587,229	—	[2]	(208,551)	1,378,678	1,378,678	Q3 2005
74681@AK5	4,500,000	—	[2]	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total	$6,867,233,409	$4,602,073,300		$(1,802,465,637)	$5,064,767,772	$3,067,313,039

*	Projected cash flows are provided for securities imputed under SSAP 43R adoption
[1]	Impairment based on undiscounted cash flows
[2]	Impairment based on Fair Value

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-73

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

TABLE OF CONTENTS

B-74	I. Introduction: Historical Perspective
B-75	II. Shareholder Rights
B-76	III. Director Elections—Majority Voting
B-76	IV. The Board of Directors
B-76	V. Board Structure and Processes
B-76	A. Board Membership
B-77	B. Board Responsibilities
B-77	C. Board Operation and Organization
B-79	VI. Executive Compensation
B-80	A. Equity-Based Compensation
B-81	B. Perquisites
B-81	C. Supplemental Executive Retirement Plans
B-81	D. Executive Contracts

B-81	VII. TIAA-CREF Corporate Governance Program
B-81	A. Engagement Policy and Practices
B-81	B. Proxy Voting
B-82	C. Influencing Public Policy and Regulation
B-82	D. Divestment
B-82	VIII. International Governance
B-83	IX. Environmental and Social Issues
B-83	X. Securities Lending Policy
B-84	APPENDIX A: Proxy Voting Guidelines
B-84	Guidelines for Board-Related Issues
B-85	Guidelines for Other Governance Issues
B-85	Guidelines for Compensation Issues
B-86	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect share-

holder rights, ensure management and board accountability and promote maximum performance.

TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental and social criteria.

In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

B-74	Statement of Additional Information ■ TIAA Separate Account VA-1

This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.
2.	One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.	State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.	Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-75

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections—Majority Voting

As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

A. Board Membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

B-76	Statement of Additional Information ■ TIAA Separate Account VA-1

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should  set forth the goals of equity compensation and their links to performance.

C. Board Operation and Organization

1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-77

rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are notseparate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

Each committee should have the power to hire independent experts and advisers.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

B-78	Statement of Additional Information ■ TIAA Separate Account VA-1

The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.	Compensation should be objectively linked to appropriate measures of company performance, such as earnings,

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return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.	In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.	Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

A. Equity-Based Compensation

Oversight of Equity-Based Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

Composition of Equity-Based Plans

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of non-public information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions

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that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

B. Perquisites

When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

C. Supplemental Executive Retirement Plans

Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.	Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

D. Executive Contracts

Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

A. Engagement Policy and Practices

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

B. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of

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our mission and in compliance with the securities laws and other applicable regulations.

TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

C. Influencing Public Policy and Regulation

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

D. Divestment

TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated

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by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•	In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States.
For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term

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strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Proxy Access Proposals:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

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Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•	Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify

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exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Performance-Based Equity Compensation:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

Limits on Executive Compensation:

General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

Clawback Policies:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

Golden Parachutes:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

Supplemental Executive Retirement Plans:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

Global Warming and Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

Impact on Community:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

Human Rights Code of Conduct and Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

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Community

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, avian flu and other pandemics and global health risks on a company’s operations and long-term growth.

Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

Corporate Political Influence:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

Corporate Philanthropy:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

Diversity

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Tobacco

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-87

730 Third Avenue

New York, NY 10017-3206

A10893 (5/10)

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a) Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2009 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b) Exhibits:

(1)	Resolution of the Board of Trustees of TIAA establishing the Registrant (1) (6)

(2)	(A) Rules and Regulations of the Registrant (2) (6)
(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (2) (6)
(C) Amendment to the Rules and Regulations of Registrant (9)
(D) Amendment to the Rules and Regulations of Registrant, adopted as of October 2, 2006. (14)

(3)	(A) Custodial Services Agreement between TIAA and Bankers Trust Company (3) (6)
(B) Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto. (15)

(4)	Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2) (6)

(5)	(A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. dated September 15, 1994 (“Distribution Agreement”)(2) (6)
(B) Amendment dated August 1, 1995 to Distribution Agreement (4)
(C) Amendment dated November 3, 1997 to Distribution Agreement (5)
(D) Amendment dated October 19, 2004 to Distribution Agreement (12)

(6)	(A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2) (6)
(B) Forms of new Teachers Personal Annuity Contracts (11)
(C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2) (6)

(7)	Form of Application for Teachers Personal Annuity Contract (2) (6)

(8)	(A) Charter of TIAA, as amended (2) (6) (8) (10)*
(B) Bylaws of TIAA, as amended (2) (6) (8)(10) *

(9)	None

(10)

(A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended (11)

(B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended (11)

(C) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan(15)
(D) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(15)

(11)	(A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2) (6)
(B) Amendment dated August 1, 1995 to Administration Agreement (4)
(C) Amendment dated June 1, 2005 to Administration Agreement (13)
(D) Form of Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company dated as of November 20, 2007(15)

(12)	(A) Opinion and Consent of Jonathan Feigelson, Esquire*
(B) Consent of Dechert LLP*

(13)	Consent of PricewaterhouseCoopers LLP*

(14)	None

(15)	Seed Money Agreement by and between TIAA and the Registrant (2) (6)

(16)	Schedule of Computation of Performance Information (2) (6) (8) (10)

(17)	(A) Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (7)
(B) T IAA Investment Policy (10)
(C) CREF Investment Policy Statement (10)
(D) Amended Code of Ethics and Policy Statement on Personal Trading (12)

(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124)).
(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).
(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).

(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.
(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.
(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.
(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.
(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.
(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.
(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.
(11)	Previously filed in Post-effective Amendment No. 10 to Form N-3 dated May 1, 2004 (File No. 33-79124) and incorporated herein by reference.
(12)	Previously filed in Post-effective Amendment No. 12 to Form N-3 dated May 1, 2005 (File No. 33-79124) and incorporated herein by reference.
(13)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2006 (File No. 33-79124) and incorporated herein by reference.
(14)	Previously filed in Post-effective Amendment No. 14 to Form N-3 dated May 1, 2007 (File No. 33-79124) and incorporated herein by reference.
(15)	Previously filed in Post-effective Amendment No. 15 to Form N-3 dated May 1, 2008 (File No. 33-79124) and incorporated herein by reference.
*	Filed herewith.

Item 30.	Managers and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Jeffrey R. Brown William G. Karnes Professor of Finance and Director of the Center for Business Public Policy University of Illinois at Urbana-Champaign 730 Third Avenue New York, New York 10017-3206	Manager	None

Robert C. Clark Distinguished Service Professor and Austin Wakeman Scott Professor of Law Harvard Law School Harvard University 730 Third Avenue New York, New York 10017-3206	Manager	None

Lisa W. Hess Former Chief Investment Officer Loews Corporation 730 Third Avenue New York, New York 10017-3206	Manager	None

Edward M. Hundert, M.D. Senior Lecturer in Medical Ethics Harvard Medical School Harvard University 730 Third Avenue New York, New York 10017-3206	Manager	None

Lawrence H. Linden Founding Trustee, Linden Trust for Conservation 730 Third Avenue New York, New York 10017-3206	Manager	None

Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, New York 10017-3206

Donald K. Peterson Former Chairman and Chief Executive Officer Avaya Inc. 730 Third Avenue New York, New York 10017-3206	Manager	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Sidney A. Ribeau President Howard University 730 Third Avenue New York, New York 10017-3206	Manager	None

Dorothy K. Robinson Vice President and General Counsel Yale University 730 Third Avenue New York, New York 10017-3206	Manager	None

David L. Shedlarz Former Vice Chairman Pfizer Inc. 730 Third Avenue New York, New York 10017-3206	Manager	None

David F. Swensen Chief Investment Officer Yale University 730 Third Avenue New York, New York 10017-3206	Manager	None

Ronald L. Thompson Former Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 730 Third Avenue New York, New York 10017-3206	Manager, Chairman

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, New York 10017-3206	Manager

Rosalie J. Wolf Managing Partner Botanica Capital Partners LLC 730 Third Avenue New York, New York 10017-3206	Manager

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Mary (Maliz) Beams TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Individual & Institutional Client Services	Executive Vice President

Brandon Becker TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Legal Officer	Executive Vice President and Chief Legal Officer

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President, Senior Compliance Officer	Chief Compliance Officer

Scott C. Evans TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President	Executive Vice President

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	President and Chief Executive Officer	President and Chief Executive Officer

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Funds Treasurer	Chief Financial Officer, Principal Accounting Officer and Treasurer

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Communications Officer	Executive Vice President

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Head of Risk Management	Executive Vice President

William Mostyn III TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President and Corporate Secretary	Vice President and Corporate Secretary

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Human Resources & Corporate Services	Executive Vice President

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Marv Adams TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Technology and Operations	Executive Vice President

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Institutional Development and Sales Officer	Executive Vice President

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Product Development and Management	Executive Vice President

Item 31.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, Inc. or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32.	Number of Contractowners

As of December 31, 2009, there were 25, 373 contracts in force.

Item 33.	Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34.	Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Teachers Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Teachers Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35.	Principal Underwriters

Teachers Personal Investors Services, Inc. (“TPIS”) acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for the TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds) and TIAA-CREF Life Funds, as well as for certain separate accounts of TIAA-CREF Life Insurance Company that offer variable products.

The directors of TPIS are Edward Moslander, Keith Rauschenbach, Glen Weiner and Richard Hiller. The officers of TPIS are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Keith Henry Rauschenbach	President	None
Patricia Ann Conti	Chief Financial Officer	None
Ilene Linda Shore	Chief Operating Officer	None
Robert S. DeLeon	Chief Legal Officer and Assistant Secretary	None
Brian Michael Moran	Chief Compliance Officer	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Patrick Sullivan Assistant	Treasurer	None
John George Panagakis	Vice President	None
Mark Anthony Cox	Vice President	None
Kevin John Maxwell	Vice President	None
Robert Thomas Rickey	Vice President	None
Linda Dougherty	Vice President	None
Edward Moslander	Vice President	None

Glen Weiner	Vice President	None
Thomas Dudek	Anti-Money Laundering Compliance Officer	None
Janet Acosta	Assistant Secretary	None
Stewart P. Greene	Assistant Secretary	None
David Iscovici	Assistant Secretary	None
Meredith J. Kornreich	Assistant Secretary	None
Laura O’Dell	Assistant Secretary	None

*	The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 36.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017-3206, at other offices of the Registrant and at the offices of the Registrant’s custodian and fund accounting agent, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918, CitiStorage, 5 North 11th Street, Brooklyn, NY 11211 and File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 37.	Management Services

Not Applicable.

Item 38.	Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2010

TIAA SEPARATE ACCOUNT VA-1

By:	/S/ ROGER W. FERGUSON, JR.
Roger W. Ferguson, Jr. President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ROGER W. FERGUSON, JR. Roger W. Ferguson, Jr.	President and Chief Executive Officer (Principal Executive Officer)	April 28, 2010

/S/ PHILLIP G. GOFF Phillip G. Goff	Chief Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 28, 2010

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

* Nancy Eckl	April 28, 2010	* Nancy L. Jacobs	April 28, 2010

* Forrest Berkley	April 28, 2010	* Bridget A. Macaskill	April 28, 2010

* Eugene Flood, Jr.	April 28, 2010	* James M. Poterba	April 28, 2010

* Michael A. Forrester	April 28, 2010	* Maceo K. Sloan	April 28, 2010

* Howell E. Jackson	April 28, 2010	* Laura T. Starks	April 28, 2010

/S/ STEWART P. GREENE	April 28, 2010
Stewart P. Greene as attorney-in-fact

*	Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the SEC, which are incorporated herein by reference.

Exhibit List

Exhibit Number	Description of Exhibit
(8)(A)	Charter of TIAA, as amended
(8)(B)	Bylaws of TIAA, as amended
(12)(A)	Opinion and Consent of Jonathan Feigelson, Esq.
(12)(B)	Consent of Dechert LLP
(13)	Consent of PricewaterhouseCoopers LLP